Exhibit 10.31

SECOND AMENDMENT TO MASTER LEASE AGREEMENT
THIS SECOND AMENDMENT TO MASTER LEASE AGREEMENT (this “Second Amendment”) is made and entered into this September 1, 2005, but effective, to the extent herein provided, as of the Commencement Date, by and between FIRST STATES INVESTORS 5200, LLC, a Delaware limited liability company (hereinafter called “Landlord”), and BANK OF AMERICA, N.A., a national banking association (hereinafter called “Tenant”). Terms with initial capital letters that are used, but not defined, in this Second Amendment shall have the meanings assigned to such terms in the Master Lease (defined below).
BACKGROUND
A.    Landlord and Tenant are parties to a certain Master Lease Agreement dated as of October 1, 2004, as amended by a certain First Amendment to Master Lease Agreement (“First Amendment”) dated February 28, 2005 (collectively, the “Master Lease”) respecting certain Leased Premises located within certain Properties, all as more fully described therein.
B.Landlord has re-measured the Net Rentable Area of the Leased Premises and the Buildings in conformity with the Measurement Standard as required pursuant to the Master Lease.
C.Landlord and Tenant desire to amend the Master Lease effective as of the Commencement Date to recalculate and confirm, in accordance with the re-measurement conducted by Landlord (i) the Net Rentable Areas, Occupancy Percentages and Annual Basic Rents for the Leased Premises and the Buildings, (ii) the Net Rentable Area of the Leased Premises and the Buildings subject to Termination Rights pursuant to Section 11.5 of the Master Lease, (iii) the Minimum Leased Premises and (iv) the Annual Basic Rent Factor.
AGREEMENT
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:
1.Exhibit A to the Master Lease captioned “Leased Premises, Building NRA, Leased Premises NRA and Tenant Occupancy Percentages” is hereby amended by deleting it in its entirety and substituting Exhibit A attached hereto in lieu thereof for the period beginning on the Commencement Date and ending on February 28, 2005, and substituting Exhibit A-1 hereto in lieu thereof for the period beginning on and after March 1, 2005.
2.Schedule 1 to the Master Lease captioned “Annual Basic Rent Factor Table” is hereby amended by deleting it in its entirety and substituting Exhibit B attached hereto in lieu thereof.
3.The definitions of Aggregate Occupancy Percentage and Closing Properties NRA as set forth in Section 1.1(b) of the Master Lease are hereby deleted in their entirety.
4.The definition of Exchange Space as set forth in Section 1.1(b) of the Master Lease is hereby amended and restated as follows:

“Exchange Space” shall mean, during the period beginning on the Commencement Date and ending on February 28, 2005, the number of square feet, if any, by which the Net Rentable Area of the Minimum Leased Premises exceeds the Net Rentable Area of the Lease Premises under this Lease plus the Net Rentable Area of the premises leased by Tenant under the Separate Leases. Landlord and Tenant stipulate and agree that, on the Commencement Date, the Exchange Space equals 71,591 square feet of Net Rentable Area. From and after March 1, 2005, Exchange Space shall mean the number of square feet, if any, by which the Net Rentable Area of the Minimum Leased Premises exceeds the Net Rentable Area of the Leased Premises under this Lease, without regard to the Net Rentable Area of the premises leased by Tenant under the Continuing Term Master Lease or the Separate Leases. The Exchange Space shall be reduced, from time to time, by the Net Rentable Area of (a) all Coterminous Expansion Space added to Leased Premises pursuant to Article X of this Lease (effective, in each such case, as of the date the Coterminous Expansion Space becomes Leased Premises) and (b) any Exchange Space removed from this Lease by Tenant’s express election and direction to use Early Termination Rights and/or Termination Rights to so remove such Exchange Space from this Lease in conformity with the provisions of Sections 11.4 and 11.5, as applicable, and increased, from time to time, by the Net Rentable Area of any Contraction Premises removed from the Leased Premises under this Lease by Tenant’s exercise of Relocation Rights, but not Early Termination Rights or Termination Rights (effective, in each such case, as of the date the Contraction Premises is no longer Leased Premises).
5.The definition of Minimum Leased Premises as set forth in Section 1.1(b) of the Master Lease is hereby amended and restated as follows:
“Minimum Leased Premises” shall mean, during the period beginning on the Commencement Date and ending on February 28, 2005, 4,645,851 square feet of Net Rentable Area. From and after March 1, 2005, Minimum Leased Premises shall mean the Net Rentable Area of Leased Premises under this Lease on March 1, 2005, plus 34,891 square feet of Net Rentable Area, which Landlord and Tenant stipulate and agree equals 4,084,694 square feet of Net Rentable Area.
6.The definition of Net Rentable Area as set forth in Section 1.1(b) of the Master Lease is hereby amended and restated as follows:
“Net Rentable Area” shall mean, as applicable, the net rentable areas of the Leased Premises and the Buildings, determined in conformity with the Measurement Standard. The Net Rentable Areas of the Leased Premises and the Buildings are as specified in Exhibit A.
7.Section 11.5 of the Master Lease is hereby deleted in its entirety and the following shall be substituted in lieu thereof:
“11.5 Termination Rights. Subject to the terms and conditions of this Article XI, Tenant shall have the right, exercisable at any time after the expiration of the sixth month of the fourth Lease Year and prior to the expiration of the Initial Term, to exercise Contraction Rights by surrendering to Landlord Contraction Premises containing up to 278,751 square feet of Net Rentable Area (i.e., six percent (6%) of Net Rentable Area of the Leased Premises under this Lease plus the Exchange Space on the Commencement Date), in the aggregate (such rights,

2

“Termination Rights”); provided that (a) until the expiration of the sixth month of the fourth Lease Year, Tenant may not exercise any Termination Rights and (b) prior to the expiration of the sixth month of the ninth Lease Year, Tenant shall only be permitted to exercise Termination Rights by sending Contraction Rights Exercise Notices to Landlord on Contraction Premises containing Net Rentable Area of up to 139,376 square feet of Net Rentable Area (i.e., three percent (3%) of Net Rentable Area of the Leased Premises under this Lease plus the Exchange Space on the Commencement Date), in the aggregate.”
8.Except as modified hereby, the terms and conditions of the Master Lease shall remain unmodified and in full force and effect and are hereby ratified and affirmed by Landlord and Tenant. Notwithstanding the foregoing, within 30 days following the date hereof, Landlord and Tenant shall reconcile and pay or credit to the party entitled to receive the same any adjustments to Rent that was paid or payable by Tenant during the period beginning on the Commencement Date and ending on the date hereof resulting from the re-measurement of the Buildings and the Leased Premises in conformity with the Measurement Standard.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

3

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date aforesaid.

LANDLORD:

FIRE STATES INVESTORS
Witness:	5200, LLC, a Delaware limited
liability company

/s/ Authorized Signatory	By: /s/ Glenn Blumenthal
Name: Glen Blumenthal
Title: Vice President

TENANT:

Witness:	BANK OF AMERICA, N.A.,
a national banking association
/s/ Authorized Signatory
By: /s/ Wade A. White
Name: Wade A. White
Title: Vice President

4

EXHIBIT A

Amended and Restated Exhibit A to Master Lease
(Commencement Date – February 28, 2005)

[TO BE ATTACHED]

Exhibit A
List of Properties, Leased Premises, Vacate Space and Occupancy Percentages

Project ID	Project Description	Address	City	State	Zip	Property Type
ARBATM000	Batesville Main Facility	250 S. Broad St.	Batesville. AR	AR	72503	Banking Center w/ Motor Bank
ARBATP080	Batesville Parking	College & Broad Streets	Batesville, AR	AR	72501	Parking Lot
ARBEN-000	Bentonville	808 S Walton Blvd	Bentonville, AR	AR	72712	Banking Center w/ Motor Bank
ARDOW-010	Downtown Drive-In	511 Church Street	Jonesboro, AR	AR	72401	Remote Motor Bank
ARMCA080	McAdams Parking Lot	410 W. Washington	Jonesboro, AR	AR	72401	Parking Lot
ARMCAT030	McAdams Trust Building	410 S. Main	Jonesboro, AR	AR	72401	Banking Center w/o Motor Bank
ARMOUH000	Mountain Home Main Facility	650 South Street	Mountain Home, AR	AR	72653	Banking Center w/ Motor Bank
AZRH-J000	R.H. Johnson Blvd	19022 R.H. Johnson Blvd	Sun City, AZ	AZ	85375	Banking Center w/ Motor Bank
CAARN000	Arnold	1082 Highway 4	Arnold, CA	CA	95223	Banking Center w/o Motor Bank
CABAYF000	Bay-Fair Branch	1200 Fairmont Dr	San Leandro, CA	CA	94578	Banking Center w/o Motor Bank
CABURB000	Burlingame Branch	400 El Camino Real	Burlingame, CA	CA	94010	Banking Center w/ Motor Bank
CACANP100	Canoga Park Branch	22004 Sherman Way	Canoga Park, CA	CA	91303	Banking Center w/o Motor Bank
CACOLH000	College Heights	2800 Oswell Street	Bakersfield, CA	CA	93306	Banking Center w/o Motor Bank
CADIN-000	Dinuba	240 East Tulare Street	Dinuba, CA	CA	93618	Banking Center w/o Motor Bank
CAEASF100	East Fresno	4445 East Tulare Street	Fresno, CA	CA	93702	Banking Center w/o Motor Bank
CAEL-C400	EI Camino-Keily Branch	2900 El Camino Real	Santa Clara, CA	CA	95051	Banking Center w/o Motor Bank
CAEURM000	Eureka Main Branch	334 F Street	Eureka, CA	CA	95501	Banking Center w/o Motor Bank
CAEURM080	Eureka Main Parking Lot	415 Fourth Street	Eureka, CA	CA	95501	Parking Lot
CAFOL000	Folsom	403 East Bidwell Street	Folsom, CA	CA	95630	Banking Center w/o Motor Bank
CAFORB000	Fort Bragg Branch	228 North Main Street	Fort Bragg, CA	CA	95437	Banking Center w/o Motor Bank
CAHAN000	Hanford	180 North Redington St	Hanford, CA	CA	93230	Banking Center w/ Motor Bank
CAHEA-000	Healdsburg	502 Healdsburg Avenue	Healdsburg, CA	CA	95448	Banking Center w/o Motor Bank
CAHEMM000	Hemet Main	1687 East Florida Avenue	Hemet,CA	CA	92343	Banking Center w/o Motor Bank
CAHILB200	Hilltop Branch	1300 Hilltop Drive	Redding, CA	CA	96003	Banking Center w/oMotor Bank
CALANM000	Lancaster Main Office	730 West Lancaster Blvd	Lancaster, CA	CA	93534	Banking Center w/o Motor Bank
CALEM-000	Lemoore 587	338 West D Street	Lemoore, CA	CA	93245	Banking Center w/o Motor Bank
CALINV100	Lincoln Village	503 West Benjamin Holt Dr	Stockton, CA	CA	95207	Banking Center w/o Motor Bank
CALIV000	Livermore	1748 Railroad Ave	Livermore, CA	CA	94550	Banking Center w/o Motor Bank
CAMAR-100	Marysville Branch	619 E Street	Marysville, CA	CA	95901	Banking Center w/o Motor Bank
CAMARL000	Martin Luther King Jr	4103 South Western Avenue	Los Angeles, CA	CA	90062	Banking Center w/o Motor Bank
CAMIS2300	Mission-23rd St Branch	2701 Mission Street	San Francisco, CA	CA	94110	Banking Center w/o Motor Bank
CAMON-400	Montrose	2320 Honolulu Avenue	Montrose, CA	CA	91020	Banking Center w/o Motor Bank
CAONTP000	Ontario Plaza	910 North Mountain Ave	Ontario,CA	CA	91762	Banking Center w/o Motor Bank
CAORA.000	Orangevale Branch	8890 Greenback Lane	Orangevale, CA	CA	95662	Banking Center w/o Motor Bank
CAORO-100	Oroville Branch	1820 Oro Dam Boulevard	Oroville, CA	CA	95965	Banking Center w/o Motor Bank
CAPET000	Petaluma	200 Kenetucky Street	Petaluma, CA	CA	94952	Banking Center w/o Motor Bank
CAPLE000	Pleasanton	337 Main Street	Pleasanton, CA	CA	94566	Banking Center w/o Motor Bank
CAPOR000	Porterville	345 North Main Street	Porterville, CA	CA	93257	Banking Center w/ Motor Bank
CAREE000	Reedley	936 G Street	Reedley, CA	CA	93654	Banking Center w/o Motor Bank
CARES000	Reseda Branch	18120 Sherman Way	Reseda, CA	CA	91335	Banking Center w/o Motor Bank
CARIO000	Ridgecrest	101 West Ridgecrest Blvd	Ridgecrest, CA	CA	93555	Banking Center w/o Motor Bank
CARID080	Ridgecrest Parking	101 West Ridgecrest Blvd	Ridgecrest, CA	CA	93555	Parking Lot
CASEAB100	Seaside Branch	1451 Fremont Boulevard	Seaside, CA	CA	93955	Banking Center w/o Motor Bank
CASHEO000	Sherman Oaks	14701 Ventura Boulevard	Sherman Oaks, CA	CA	91403	Banking Center w/o Motor Bank
CASLAV000	Slauson-Vermont Branch	5700 South Vermont Avenue	Los Angeles, CA	CA	90037	Banking Center w/o Motor Bank
CAST-H000	St Helena	1001 Adams St	St Helena, CA	CA	94574	Banking Center w/o Motor Bank
CASTOA000	Stockton Agri-Center	407 North Wilson Way	Stockton, CA	CA	95205	Banking Center w/o Motor Bank
CASUNI100	Sunnyvale Industrial Branch	921 East Arques Avenue	Sunnyvale, CA	CA	94086	Banking Center w/o Motor Bank
CASUSB000	Susanville Branch	50 N. Gay St.	Susanville, CA	CA	96130	Banking Center w/o Motor Bank
CATOLL000	Toluca Lake	4123 West Olive Avenue	Burbank, CA	CA	91505	Banking Center w/o Motor Bank
CATOLL080	Toluca Lake Parking	260 North Pass Ave	Burbank, CA	CA	91505	Parking Lot
CATUR-000	Turlock	501 East Main Street	Turlock, CA	CA	95380	Banking Center w/ Motor Bank
CAVACF000	Vacaville Financial Center	150 Parker St	Vacaville, CA	CA	95688	Banking Center w/o Motor Bank
CAVERB000	Vernon Branch	3810 South Santa Fe Ave	Vemon,CA	CA	90058	Banking Center w/o Motor Bank
CAWESL100	West Los Angeles Branch	11501 Santa Monica Blvd	West Los Angeles, CA	CA	90025	Banking Center -Retail
CAWILG100	Willow Glen Branch	1245 Lincoln Avenue	San Jose, CA	CA	95125	Banking Center w/o Motor Bank
CAWOO000	Woodland	50 West Main Street	Woodland, CA	CA	95695	Banking Center w/ Motor Bank
CTBATP076	70 Batterson Park Rd	70 Batterson Park Rd	Farmington, CT	CT	06032	Office Space
CTFARA076	70 Farmington Ave	70 Farmington Ave	Hartford, CT	CT	06105	Office Space
CTGREA076	240 Greenwich Ave (Exec)	240 Greenwich Ave	Greenwich, CT	CT	06830	Office Space
CTMAIS076	777 Main St	777 Main St	Hartford, CT	CT	06115	Office Space
CTPARL076	100 Park Lane Rd (Rte 202)	100 Park Lane Rd	New Milford, CT	CT	06776	Office Space
CTWALS000	48 Wall St	48 Wall St	Norwalk, CT	CT	06852	Banking Center w/o Motor Bank
DECHR-030	300 North Wakefield Dr (Chris	300 North Wakefield Dr	Newark, DE	DE	19702	Operations Center
FLBAY-300	Bayshore	6160 14th Street. West	Bradenton, FL	FL	34207	Banking Center w/ Motor Bank
FLBAVP000	Bay Point	5000 Biscayne Boulevard	Miami, FL	FL	33147	Banking Center w/o Motor Bank
FLBELB100	Bellair Bluffs	125 Indian Rocks Rd	Bellaire, FL	FL	33770	Banking Center w/ Motor Bank
FLBL0-100	Blountstown	131 South Pear Street	Blountstown, FL	FL	32424	Banking Center w/ Motor Bank
FLCHAH200	Charlotte Harbor	23081 Harborview Road	Charlotte Harbor, FL	FL	33980	Banking Center w/ Motor Bank
FLCOCV000	Cocoa Village Downtown	430 Brevard Avenue	Cocoa, FL	FL	32922	Office Space
FLCORR200	Coral Ridge (CF)	3600 N Federal Hwy	Ft. Lauderdale, FL	FL	33308	Banking Center w/ Motor Bank
FLCRYR000	Crystal River	450 SE Hwy 19	Crystal River, FL	FL	34423	Banking Center w/ Motor Bank
FLDAYB200	Daytona Beach Intl Speedway	1025 International Speedway Bd	Daytona Beach, FL	FL	32114	Banking Center w/ Motor Bank
FLDELP000	Del Prado/Viscaya	909 Del Prado Boulevard	Cape Coral, FL	FL	33922	Banking Center w/ Motor Bank
FLEASB100	East Bay Largo	2600 East Bay Drive	Largo, FL	FL	33770	Banking Center w/ Motor Bank
FLEASB110	East Bay Largo Drive-In	2600 East Bay Drive	Largo, FL	FL	33770	Remote Motor Bank
FLEUS-010	Eustis-Remote Drive In	Eustis & Lemon St.	Eustis, FL	FL	32726	Remole Motor Bank
FLEUS-100	Eustis	100 North Bay St.	Eustis, FL	FL	32726	Banking Center w/o Motor Bank
FLFORM000	Fort Myers Beach	2525 Estero Boulevard	Ft. Myers Beach, FL	FL	33931	Banking Center w/ Motor Bank
FLFORW000	Fort Walton Beach	189 Eglin Prkwy, NE	Ft. Walton Beach, FL	FL	32548	Banking Center w/ Motor Bank
FLFORW010	Fort Walton Beach Remote DI	189 Eglin Parkway NE	Ft. Walton Beach, FL	FL	32548	Remote Motor Bank
FLGUL000	Gulfgate	6525 South Tamiami Trail	Sarasota, FL	FL	34231	Banking Center w/ Motor Bank

Exhibit A
List of Properties, Leased Premises, Vacate Space and Occupancy Percentages

Project ID	Project Description	Address	City	State	Zip	Property Type
FLHOMO000	Homestead Office	850 Homestead Blvd.	Homestead, FL	FL	33030	Banking Center w/ Motor Bank
FLiNDR000	Indian Rocks	12046 Indian Rocks Road	Largo, FL	FL	33770	Banking Center w/ Motor Bank
FLlNV-010	Inverness Drive-In	940 West Main Street	Inverness, FL	FL	34450	Remote Motor Bank
FLlNV-400	Inverness	S Main Street and Highland	Inverness, FL	FL	34450	Banking Center w/ Motor Bank
FWAC-200	JacarandalWest Sunrise	8190 West Sunrise Blvd.	Plantation, FL	FL	33322	Banking Center w/ Motor Bank
FLJAYO000	Jay Office	3927 Hwy4	Jay, FL	FL	32565	Banking Center w/ Motor Bank
FLLAKC100	Lake City Downtown	150 W. Madison Street	Lake City, FL	FL	32055	Banking Center w/ Motor Bank
FLLAKW500	Lake Wales Downtown	One North First Street	Lake Wales, FL	FL	33853	Banking Center w/ Motor Bank
FLLIV0100	Live Oak	201 S. Ohio Ave.	Live Oak, FL	FL	32060	Banking Center w/ Motor Bank
FLLON-000	Longwood/Central Pkwy	390 West Highway 434	Longwood, FL	FL	32750	Banking Center w/ Motor Bank
FLMIAS000	Miami Shores/Shores Villages	9499 Northeast 2nd Avenue	Miami Shores, FL	FL	33138	Banking Center w/ Motor Bank
FLMlAS200	Miami Shores	9190 Biscayne Blvd.	Miami, FL	FL	33138	Banking Center w/ Motor Bank
FLMID-300	Midway	7760 W. Flagler Street	Miami, FL	FL	33144	Banking Center w/ Motor Bank
FLPAL-100	Palatka	620 S. Hwy 19	Palatka, FL	FL	32177	Banking Center w/ Motor Bank
FLPALB030	Palm Beach Vault	5701 Village Blvd.	West Palm Beach, FL	FL	33407	Operations Center
FLPLA-000	Plantation	7001 West Broward Boulevard	Plantation, FL	FL	33317	Banking Center w/ Motor Bank
FLPLA-010	Plantation Drive-In	7001 W Broward Blvd	Plantation, FL	FL	33317	Remote Motor Bank
FLSOUL000	South Lakeland/Lake Miriam	5001 South Florida Avenue	Lakeland, FL	FL	33803	Banking Center w/ Motor Bank
FLST-P000	St Petersburg Beach	7500 Gulf Blvd.	SI. Petersburg, FL	FL	33706	Banking Center w/ Motor Bank
FLTARS000	Tarpon Springs	116 South Pinellas Avenue	Tarpon Springs, FL	FL	34688	Banking Center w/ Motor Bank
FLTAV-100	Tavernier	92200 Over Seas Hwy	Tavernier, FL	FL	33070	Banking Center w/ Motor Bank
FLTROC000	Trouble Creek	4526 US Hwy 19	New Port Richey, FL	FL	34652	Banking Center w/ Motor Bank
FLTROC010	Trouble Creek Remote Drive In	4526 US Hwy 19	New Port Richey, FL	FL	34652	Remote Motor Bank
FLWEEW000	Weeki Wachee	9223 Cortez Blvd.	Brooksville, FL	FL	34613	Banking Center w/ Motor Bank
FLWES-700	Westside	4311 Manatee Ave. West	Bradenton, FL	FL	34209	Banking Center w/ Motor Bank
GAABEV000	Aberdeen Village	500 Northlake Drive	Peachtree City, GA	GA	30303	Banking Center w/ Motor Bank
GADEC-000	Decatur (BS)	163 Clairmont Avenue	Decatur, GA	GA	30030	Banking Center w/ Motor Bank
GADUBM000	Dublin Main Office	215 West Jackson Street	Dublin, GA	GA	31021	Banking Center w/ Motor Bank
GAEASP000	EastPoint	2818 East Point Street	East Point, GA	GA	30344	Banking Center w/ Motor Bank
GAFIT-010	Fitzgerald Drive-In	315 W. Central Ave.	Fitzgerald, GA	GA	31750	Remote Motor Bank
GAFITM000	Fitzgerald Main	115 E. Central Ave.	Fitzgerald, GA	GA	31750	Banking Center w/o Motor Bank
GAHAR-010	Hartwell Drive-in	241 E. Howell SI.	Hartwell, GA	GA	30643	Remote Motor Bank
GAHARM000	Hartwell Main	241 E. Howell SI.	Hartwell, GA	GA	30643	Banking Center w/o Motor Bank
GAHOU-000	Houston (BS)	1005 Northside Drive	Perry, GA	GA	31069	Banking Center w/ Motor Bank
GAJES-000	Jesup	204 W. Cherry Street	Jesup, GA	GA	31545	Banking Center w/ Motor Bank
GANEWM000	Newnan Main	17-23 Greenviile Street	Newnan,GA	GA	30263	Banking Center w/ Motor Bank
KS38S-000	38th St. Facility	1314 N. 38th	Kansas City, KS	KS	66102	Banking Center w/o Motor Bank
MA102M076	1025 -1075 Main (Building I)	1025 -1075 Main (bids I & II)	Waltham,MA	MA	02451	Office Space
MA46-P000	46 Pleasant St	46 Pleasant St	Malden, MA	MA	02148	Banking Center w/o Motor Bank
MAMAL0030	200 Exchange St (Malden Ops C)	200 Exchange St	Malden, MA	MA	02140	Operations Center
MAPLES076	700 Pleasant St	700 Pleasant St	New Badford, MA	MA	02740	Office Space
MDEAS-000	Easton -BAL	36 N. Washington Street	Easton, MD	MD	21601	Banking Center w/o Motor Bank
MDLANP000	Langley Park	7950 New Hampshire Avenue	Langley Park, MD	MD	20783	Banking Center w/ Motor Bank
MDLANP080	Langley Park Parking	7900-8050 New Hampshire Ave.	Langley Park, MD	MD	20787	Parking Lot
MDTOW-000	Towson (NCNB)	32 West Pennsylvania Avenue	Towson, MD	MD	21204	Banking Center w/ Motor Bank
MDWHE-000	Wheaton	2601 University Boulevard	Wheaton, MD	MD	20902	Banking Center w/ Motor Bank
MECOUS000	178 Court St	178 CourtSt	Auburn, ME	ME	04210	Banking Center w/o Motor Bank
MEGAND030	65 Gannett Dr	65 Gannett Dr	South Portland, ME	ME	04106	Operations Center
MOBAL-000	Ballwin Facility	15115 Manchester Road	Ballwin, MO	MO	63011	Banking Center w/ Motor Bank
MOBEL-000	Belton Facility	1818 East North Avenue	Belton, KS	MO	64012	Banking Center w/ Motor Bank
MOEASA000	East Arrow	102 E. Arrow St. PO Box 10	Marshall, MO	MO	65340	Banking Center w/ Motor Bank
MOFOR-200	Forsyth Facility	Highway 160 & Main St.	Forsyth, MO	MO	65653	Banking Center w/ Motor Bank
MOFROS000	Front Street Facility	#1 Front Street	Troy, MO	MO	63379	Banking Center w/ Motor Bank
MOKANC031	Kansas City Ops Center
MOl70N000	1-70 & Noland Facility	4041 Lynn Court Drive	Independence, MO	MO	64055	Banking Center w/ Motor Bank
MOMETH000	Metropolitan/Holmes	8550 Holmes Rd.	Kansas City, MO	MO	64131	Banking Center w/ Motor Bank
MOOFAM000	O'Fallon MO Facility	311 S. Main	O'Fallon, MO	MO	63366	Banking Center w/ Motor Bank
MOWES-100	Westport Facility	331 Westport Road	Kansas City, MO	MO	64111	Banking Center w/ Motor Bank
NCGATC076	Gateway Center -Charlotte	901 West Trade Street	Charlotte, NC	NC	28202	Office Space
NCHENM200	Hendersonvilie Main Office	707 North Main Street	Hendersonville, NC	NC	28739	Banking Center w/ Motor Bank
NHCENS000	20 Central Sq	20 Central Sq	Keene, NH	NH	03431	Banking Center w/ Motor Bank
NHMAIS076	143-157 Main St	143-157 Main St	Nashua, NH	NH	03060	Office Space
NHMARS000	3 Pleasant St (Market Sq)	3 Pleasant St	Portsmouth, NH	NH	03801	Banking Center w/o Motor Bank
NJ310B000	3109 Bergenline Ave (31st S)	3109 Bergenline Ave	Union City, NJ	NJ	07087	Banking Center w/o Motor Bank
NJ639R000	639 Rte 18 & Arthur St	639 Rte 18 & Arthur St	East Brunswick, NJ	NJ	08816	Banking Center w/o Motor Bank
NJBEER076	40 Beechwood Rd	40 Beechwood Rd	Summit, NJ	NJ	07901	Office Space
NJBELA076	209-215 Bellevue Ave	209-215 Bellevue Ave	Hammonton, NJ	NJ	08037	Office Space
NJCARC176	301 Carnegie Ctr (pkg 3600 Br)	301 Carnegie Ctr	Princeton, NJ	NJ	08543	Office Space
NJCENA000	Central Ave & Rte 46	Central Ave & Rte 46	Teterboro, NJ	NJ	07608	Banking Center w/o Motor Bank
NJCHAB000	150 Chambers Bridge Rd	150 Chambers Bridge Rd	Brick, NJ	NJ	08723	Banking Center w/o Motor Bank
NJCRAR000	591 Cranbury Rd	591 Cranbury Rd	East Brunswick, NJ	NJ	08816	Banking Center w/o Motor Bank
NJEASR000	54 East Ridgewood Ave	54 East Ridgewood Ave	Ridgewood, NJ	NJ	07450	Banking Center w/ Motor Bank
NJHACS000	207-209 Hackensack St	207-209 Hackensack St	Wood Ridge, NJ	NJ	07075	Banking Center w/o Motor Bank
NJHUNS100	4 Hunter St	4 Hunter St	Lodi, NJ	NJ	07644	Banking Center w/o Motor Bank
NJHWY9076	3670 Hwy 9	3670 Hwy 9	Freehold, NJ	NJ	07728	Office Space
NJMAIC000	Main & Corliss	Main & Corliss	Allenhurst, NJ	NJ	08046	Banking Center w/o Motor Bank
NJMAIS300	276 Main St	276 Main St	Orange, NJ	NJ	07050	Banking Center w/o Motor Bank
NJMAPA100	161 Maplewood Ave (Main)	161 Maplewood Ave	Maplewood, NJ	NJ	07040	Banking Center w/o Motor Bank
NJNASS076	90 Nassau St (pkg 440 Vandeve	90 Nassau St	Princeton, NJ	NJ	08542	Office Space
NJNORW000	601,607-609 North Wood Ave	601,607-609 N Wood Ave	Linden, NJ	NJ	07036	Banking Center w/o Motor Bank
NJNSRT070	395 N/S Rte 70	395 N/S Rte 70	Lakewood, NJ.	NJ	08701	Banking Center w/o Motor Bank
NJRT13076	243 Rte 130	243 Rte 130	Bordentown, NJ	NJ	08505	Office Space

Exhibit A
List of Properties, Leased Premises, Vacate Space and Occupancy Percentages

Project ID	Project Description	Address	City	State	Zip	Property Type
NJRT-2076	1125 Rte 22 West	1125 Rte 22 West	Bridgewater, NJ	NJ	08807	Office Space
NJRT·7076	4900 Rte 70	4900 Rte 70	Pennsauken, NJ	NJ	08109	Office Space
NJRTS2000	263 Rts 202/31	263 Rts 202/31	Flemington, NJ	NJ	08822	Banking Center w/ Motor Bank
NJSOUO000	8 South Orange Ave	8 South Orange Ave	South Orange, NJ	NJ	07079	Banking Center w/o Motor Bank
NJSOUW000	35 South Washington Ave	35 South Washington Ave	Bergenfield, NJ	NJ	07621	Banking Center w/o Motor Bank
NJSPRA200	367 Springfield Ave	367 Springfield Ave	Summit. NJ	NJ	07901	Banking Center w/o Motor Bank
NJSUMR100	296 Summerhill Rd	296 Summerhill Rd	Spotswood, NJ	NJ	08884	Banking Center w/o Motor Bank
NJTILR000	1501 Tilton Rd	1501 Tilton Rd	Northfield, NJ	NJ	08225	Banking Center w/o Motor Bank
NMAMA-000	Amador	250 W. Amador	Las Cruces, NM	NM	88001	Banking Center w/ Motor Bank
NMLASC076	Las Cruces Main Aux. Bldg.	250-B W. Amador	Las Cruces, NM	NM	88001	Office Space
NMLASC080	Las Cruces Br. Parking	12642 W. Mountain	Las Cruces, NM	NM	88004	Parking Lot
NMRAT-010	Raton-Motor Facility	1233 S. 2nd Street	Raton, NM	NM	87740	Remote Motor Bank
NMRATM000	Raton-Main Facility	130 Park Avenue	Raton,NM	NM	87740	Banking Center w/o Motor Bank
NMSANF010	Santa Fe - Motor Bank	1234 St. Michael's Drive	Santa Fe, NM	NM	87501	Remote Motor Bank
NMSANF200	Santa Fe-Main Facility	1234 St. Michael's Drive	Santa Fe, NM	NM	87501	Banking Center w/o Motor Bank
NVLASV030	Las Vegas Operations CTR	4101 E. Charieston Blvd	Las Vegas, NV	NV	89104	Operations Center
NVRENO030	Reno Operations Center	895 S. 21St Street	Sparks, NV	NV	89431	Operations Center
NY168S000	91-161 68th St	91-16 168 Street	Jamaica, NY	NY	11432	Banking Center w/o Motor Bank
NY333P000	3330 Park Ave	3330 Park Ave	Wantagh, NY	NY	11793	Banking Center w/o Motor Bank
NY540B076	540 Broadway	540 Broadway	Albany, NY	NY	12207	Office Space
NY575B030	575 Broadway (Peter D Kiernan)	575 Broadway	Albany, NY	NY	12207	Operations Center
NY79-M000	79 Main St	79 Main St	Port Washington, NY	NY	11050	Banking Center w/o Motor Bank
NYBROH076	300 Broad Hollow Rd (Corp HQ)	300 Broadhollow Rd	Melville, NY	NY	11747	Office Space
NYBROH080	Broadhollow Parking Lot	300 Broadhollow Road	Melville, NY	NY	11747	Parking Lot
NYBROR076	600 Broadhollow Rd	600 Broad Hollow Rd	Melville, NY	NY	11747	Office Space
NYCUTM020	17 Cutter Mill Rd	17 Cutter Mill Rd	Great Neck, NY	NY	11021	Remote ATM
NYEASA076	1 East Ave	One East Ave	Rochester, NY	NY	14638	Office Space
NYEASP000	52 East Park Ave	52 East Park Ave	Long Beach, NY	NY	11561	Banking Center w/o Motor Bank
NYFOUP076	10 Fountain Plz / 560 Main St	560 Main St	Buffalo, NY	NY	14202	Office Space
NYGENS076	268 Genesee St (Complex)	268 Genesee/Court St	Utica, NY	NY	13502	Office Space
NYGENS176	120 Genesee St	120 Genesee St	Auburn, NY	NY	13021	Office Space
NYGRAA100	2300 Grand Ave	2300 Grand Ave	Baldwin, NY	NY	11510	Banking Center w/o Motor Bank
NYHEM-076	15 Hempstead	15 Hempstead Gardens Dr	West Hempstead, NY	NY	11552	Office Space
NYHEMA000	269 Hempstead Ave	269 Hempstead Ave	Malverne, NY	NY	11565	Banking Center w/o Motor Bank
NYHEMA076	60 Hempstead Ave	60 Hempstead Ave	West Hempstead, NY	NY	11552	Office Space
NYHEMA080	60 Hempstead Ave Parking	60 Hempstead Ave/Woodview Road	West Hempstead, NY	NY	11552	Parking Lot
NYHEMT000	2310 Hempstead Tpke	2310 Hempstead Tpke	East Meadow, NY	NY	11554	Banking Center w/o Motor Bank
NYHEMT200	3161 Hempstead Tpke	3161 Hempstead Tpke	Levittown, NY	NY	11756	Banking Center w/o Motor Bank
NYlRMA010	8 Irma Ave (Auto)	Eight Irma Ave	Port Washington, NY	NY	11050	Remote Motor Bank
NYJAMS080	49 James St	49 James St	Albany, NY	NY	12201	Parking Lot
NYJERA076	20 Jerusalem Ave	20 Jerusalem Ave	Hicksville, NY	NY	11802	Office Space
NYLIBP076	200 Uberty Plz	200 Liberty Plz	Rome, NY	NY	13440	Office Space
NYMERA076	15 Merrick Ave	15 Merrick Ave	Merrick, NY	NY	11566	Office Space
NYMIDN000	10 Middle Neck Rd	10 Middle Neck Rd	Great Neck, NY	NY	11021	Banking Center w/o Motor Bank
NVPREP076	500 East Genesee St (President)	500 East Genesee St	Syracuse, NY	NY	13214	Office Space
NYSTAS076	500 State St	500 StateSt	Schenectady, NY	NY	12305	Office Space
NYSTAS176	69 StateSt	69 State St	Albany, NY	NY	12201	Office Space
NYSTAS276	63 State St	63 State St	Albany, NY	NY	12205	Office Space
NYTHIS076	418 Third St	418 Third St, Suite 101	Niagara Falls, NY	NY	14301	Office Space
NYTRAR030	2970 Transit Rd	2970 Transit Rd	West Seneca, NY	NY	14224	Operations Center
OKBROA000	Broken Arrow Facility	1800 S Elm Place	Broken Arrow, OK	OK	74012	Banking Center w/ Motor Bank
OKCAT-000	Catoosa Facility	1801 N. Hwy 66	Catoosa, OK	OK	74015	Banking Center w/ Motor Bank
OKENI-000	Enid Facility	300 W. Randolf	Enid, OK	OK	73701	Banking Center w/ Motor Bank
OKFOUC000	Founder’s Center	5613 N. May Avenue	Oklahoma City, OK	OK	73112	Banking Center w/ Motor Bank
OKNORP076	North Pointe Facility	205 E. Pine	Tulsa, OK	OK	74106	Banking Center - Retail
OKTULS000	Tulsa Security/31st Street	10802 E. 31st Street	Tulsa, OK	OK	74147	Banking Center w/ Motor Bank
OKWES-000	Western Drive In	5051 S. Lewis	Tulsa, OK	OK	74105	Banking Center w/ Motor Bank
ORGRAP100	Grants Pass	735 SE 6th Street	Grants Pass, OR	OR	97526	Banking Center w/ Motor Bank
ORGRE-000	Gresham	200 East Powell Blvd	Gresham,OR	OR	97030	Banking Center w/ Motor Bank
ORPAR-000	Parkrose	10120 NE Sandy Blvd	Portland, OR	OR	97220	Banking Center w/ Motor Bank
ORRED-000	Redmond	552 S 6th St	Redmond,OR	OR	97756	Banking Center w/ Motor Bank
PABLAM030	550 Blair Mill Rd	550 Blair Mill Rd	Horsham, PA	PA	19044	Operations Center
PABUSA100	9501 Bustleton Ave	9501 Bustleton Ave	Philadelphia, PA	PA	19115	Banking Center w/o Motor Bank
PAEAST100	6 East Trenton Ave	6 East Trenton Ave	Morrisville, PA	PA	19067	Banking Center w/o Motor Bank
PALAW-000	6425 Rising Sun Ave (Lawndale)	6425 Rising Sun Ave	Philadelphia, PA	PA	19111	Banking Center w/o Motor Bank
PASANH030	1000 Sandy Hill Rd (Sandy Hill)	1000 Sandy Hill Rd	Norristown, PA	PA	19401-4181	Operations Center
PATOUD076	200 Tournament Dr	200 Tournament Dr	Horsham, PA	PA	19044	Office Space
RIDUPD076	125 Dupont Dr (operations ctr)	125 Dupont Dr	Providence, RI	RI	02907	Office Space
RIJORS030	50 Jordan St	50 Jordan St	East Providence, RI	RI	02915	Operations Center
RIPOSR076	6725 PostRd	6725 Post Rd	North Kingstown, RI	RI	02852	Office Space
SCFLOM000	Florence Main Office	265 South Irby Street	Florence, SC	SC	29501	Banking Center w/ Motor Bank
SCGREM100	Greenwood Main Office	323 Main Street	Greenwood, SC	SC	29646	Banking Center w/ Motor Bank
SCHILH000	Hilton Head -Pope Ave.	59 Pope Avenue	Hilton Head, SC	SC	29928	Banking Center w/ Motor Bank
SCROCH300	Rock Hill MO (RHNB)	222 East Main Street	Rock Hill, SC	SC	29730	Banking Center w/ Motor Bank
SCSPAM000	Spartanburg Main Office	295 East Main Street	Spartanburg, SC	SC	29302	Banking Center w/ Motor Bank
TNCLAM000	Clarksville Main Office	215 Legion Street	Clarksville, TN	TN	37040	Banking Center w/ Motor Bank
TNCLAM081	Clarksville M.O. Pkg. Lot #2	326 Main Street	Clarksville, TN	TN	37040	Parking Lot
TNCOLM000	Columbia Main Office	200 West 7th Street	Columbia, TN	TN	38401	Banking Center w/ Motor Bank
TNKIN-000	Kingsport	1201 North Eastman Road	Kingsport, TN	TN	37664	Banking Center w/ Motor Bank
TNLEB-000	Lebanon Main Office	120 West Main Street	Lebanon, TN	TN	37087	Banking Center w/ Motor Bank
TNOAKR000	Oak Ridge Main Office	795 Main Street West	Oak Ridge, TN	TN	37830	Banking Center w/ Motor Bank
TNOAKR080	Oak Ridge Main Office Parking	795 Main Street West	Oak Ridge, TN	TN	37830	Parking Lot

Exhibit A
List of Properties, Leased Premises, Vacate Space and Occupancy Percentages

Project ID	Project Description	Address	City	State	Zip	Property Type
TXBEA-010	Beaumont Remote Motor Bank	2635 Broadway	Beaumont, TX	TX	77702	Remote Motor Bank
TXBEA-080	Beaumont Parking	2634 Liberty	Beaumont, TX	TX	77702-1935	Parking Lot
TXCAMW000	Camp Wisdom	600 East Camp Wisdom	Duncanville, TX	TX	75116-2799	Banking Center w/ Motor Bank
TXCAMW080	Camp Wisdom -Parking	611 Michaels	Duncanville, TX	TX	75116-2799	Parking Lot
TXCAMW081	Camp Wisdom -Parking	607 Michaels	Duncanville, TX	TX	75116-2799	Parking Lot
TXCAMW082	Camp Wisdom -Parking	603 Michaels	Duncanville, TX	TX	75116-2799	Parking Lot
TXHAR-000	Harlandale	111 Rayburn	San Antonio, TX	TX	78221-1336	Banking Center w/o Motor Bank
TXHAR-010	Harlandale Remote Motor Bank I	111 Rayburn	San Antonio, TX	TX	78221-1336	Remote Motor Bank
TXNED-000	Nederland	1308 Boston	Nederland, TX	TX	77627	Banking Center w/o Motor Bank
TXNED-000	Nederland Remote Motor Bank	1323 Boston	Nederland, TX	TX	77627	Remote Motor Bank
TXNORH000	Northem Hills	12303 Nacogdoches	San Antonio, TX	TX	78217-2197	Banking Center w/ Motor Bank
TXNORH010	Northem Hills Remote Motor Bk	11714 Perrin Beitel	San Antonio, TX	TX	78233	Remote Motor Bank
TXNORH050	Northem Hills Land	11714 Perrin Beitel	San Antonio, TX	TX	78217-2106	Vacant Land
TXPAM-000	Pampa -Main	100 N. Cuyler	Pampa, TX	TX	79065	Banking Center w/ Motor Bank
TXPAM-010	Pampa Motor Bank	301 N. Cuyler	Pampa, TX	TX	79065	Remote Motor Bank
TXSHOC100	Shoal Creek (BB)	7900 Shoal Creek	Austin, TX	TX	78703	Banking Center w/ Motor Bank
TXSTE-200	Steeplechase (Cy-Fair) (CH)	11025 FM 1960 W	Houston, TX	TX	77065	Banking Center w/ Motor Bank
TXUVA-000	Uvalde	220 East Main Street	Uvalde, TX	TX	78801-5639	Banking Center w/ Motor Bank
TXUVA-000	Uvalde -Parking	220 East Main Street	Uvalde, TX	TX	78801-5639	Parking Lot
TXWICF010	Wichita Falls Rmt Motor Bk	807 Lamar Street	Wichita Falls, TX	TX	76301-6826	Remote Motor Bank
TXWICF083	Wichita Falls -Parking	808 Lamar Street	Wichita Falls, TX	TX	76301-6826	Parking Lot
TXWICF100	Wichita Falls (New)	2733 Midwestem Parkway	Wichita Falls, TX	TX	76308	Banking Center w/ Motor Bank
VAABI-000	Abingdon	271 West Main Street	Abingdon, VA	VA	24210	Banking Center w/ Motor Bank
VACENS000	Central Springfield	6315 Backlick Road	Springfield, VA	VA	22150	Banking Center w/ Motor Bank
VACOLR000	Coliseum-Riverdale	2030 Coliseum Drive, #A	Hampton, VA	VA	23666	Banking Center w/ Motor Bank
VAFAIC000	Fairfax Courthouse	10440 Main Street	Fairfax, VA	VA	22030	Banking Center w/o Motor Bank
VAORA-000	Orange	113 West Main Street	Orange, VA	VA	22960	Banking Center w/ Motor Bank
VAPROR000	Providence Road	6025 Providence Road	Virginia Beach, VA	VA	23464	Banking Center w/ Motor Bank
VAROBB000	Robinson & Broad	2601 West Broad Street	Richmond, VA	VA	23220	Bankin9 Center w/ Motor Bank
WABAL-000	Ballard	2010 NW Market Street	Seattle, WA	WA	98107	Banking Center w/ Motor Bank
WACAM-000	Camas	528 NE 4th Ave	Camas, WA	WA	98607	Banking Center w/ Motor Bank
WACLA-000	Clarkston	748 6th St	Clarkston, WA	WA	99403	Banking Center w/ Motor Bank
WAEDM-000	Edmonds	306 Main SI	Edmonds, WA	WA	98020	Banking Center w/ Motor Bank
WAGRE-000	Greenwood	404 N 85th Street	Seattle, WA	WA	98103	Banking Center w/ Motor Bank
WAIND-000	Industrial Br	2764 1st Ave S	Seattle, WA	WA	98134	Banking Center w/ Motor Bank
WAKEN-100	Kennewick	3420 W. Kennewick Ave	Kennewick, WA	WA	99336	Banking Center w/ Motor Bank
WALYN-000	Lynden Branch	700 Front St	Lynden, WA	WA	98264	Banking Center w/ Motor Bank
WALYN-080	Lynden BR Parking	700 Front ST	Lynden, WA	WA	98264	Parking Lot
WAPORT000	Port Townsend	734 Water Street	Port Townsend, WA	WA	98368	Banking Center w/o Motor Bank
WAQUI-000	Quincy Branch	500 Central Ave S	Quincy, WA	WA	98848	Banking Center w/ Motor Bank
WASEQ-000	Sequim	114 S Sequim Ave	Sequim,WA	WA	98382	Banking CentJiJr w/ Motor Bank
WAWENV000	Wenatchee Valley	30 S Wenatchee Ave	Wenatchee, WA	WA	98801	Banking Center w/ Motor Bank
XYZ000000	Exchange Properly

Exhibit A
List of Properties, Leased Premises, Vacate Space and Occupancy Percentages

Project ID	Project Description	Leased Premises	Vacate Space	Total SF	Occupancy Percentage
ARBATM000	Batesville Main Facility	5,057	3,412	17,407	29.1%
ARBATP080	Batesville Parking	0	1	1	29.0%
ARBEN-000	Bentonville	8,217	—	10,727	76.6%
ARDOW-0l0	Downtown Drive-In	610	—	610	100.0%
ARMCA-080	McAdams Parking Lot	1	—	1	100.0%
ARMCAT030	McAdams Trust Building	6,436	11,819	18,425	34.9%
ARMOUH000	Mountain Home Main Facility	8,922	6,802	15,724	56.7%
AZRH-J000	R.H. Johnson Blvd	12,693	—	12,693	100.0%
CMRN-000	Arnold	9,727	—	9,727	100.0%
CABAYF000	Bay-Fair Branch	9,505	4,746	14,251	66.7%
CABURB000	Burlingame Branch	10,307	—	10,307	100.0%
CACANP100	Canoga Park Branch	9,360	—	9,360	100.0%
CACOLH000	College Heights	12,018	—	12,018	100.0%
CADIN-000	Dinuba	9,316	—	9,316	100.0%
CAEASF100	East Fresno	10,273	—	10,273	100.0%
CAEL-C400	EI Camino-Keily Branch	7,243	5,462	12,705	57.0%
CAEURM000	Eureka Main Branch	12,142	3,311	15,453	78.6%
CAEURM080	Eureka Main Parking Lot	1	0	1	79.0%
CAFOL-000	Folsom	8,786	4,416	13,202	66.6%
CAFORB000	Fort Bragg Branch	8,216	2,815	11,031	74.6%
CAHAN-000	Hanford	12,193	2,480	14,673	83.1%
CAHEA-000	Healdsburg	9,318	—	9,318	100.0%
CAHEMM000	Hemet Main	15,733	—	15,733	100.0%
CAHILB200	Hilltop Branch	8,725	4.309	13,034	66.9%
CALANM000	Lancaster Main Office	11,576	4,426	16,002	72.3%
CALEM-000	Lemoore 587	8,099	—	9,292	87.2%
CALlNV100	Lincoln Village	12,069	5,303	17,372	69.5%
CALW-000	Livermore	18,297	—	18,297	100.0%
CAMAR-l00	Marysville Branch	5,007	5,328	10,335	48.4%
CAMARL000	Martin Luther King Jr	12,907	—	12,907	100.0%
CAMIS2300	Mission-23rd St Branch	11,298	—	11,298	100.0%
CAMON-400	Montrose	9,721	—	9,721	100.0%
CAONTP000	Ontario Plaza	10,408	3,577	13,985	74.4%
CAORA-000	Orangevale Branch	7,944	4,271	12,215	65.0%
CAORO-l00	Oroville Branch	7,277	4,414	12	62.2%
CAPET-000	Petaluma	7,714	7,422	15,814	48.8%
CAPLE-000	Pleasanton	9,097	3,760	12,857	70.8%
CAPOR-000	Porterville	11,019	1,756	14,853	74.2%
CAREE-000	Reedley	9,559	2,422	11,981	79.8%
CARES-000	Reseda Branch	10,665	2,461	13,126	81.3%
CARID-000	Ridgecrest	11,694	—	11,694	100.0%
CARID-080	Ridgecrest Parking	1	0	1	100.0%
CASEAB100	Seaside Branch	6,910	4,024	10,934	63.2%
CASHEO000	Sherman Oaks	10,155	—	10,155	100.0%
CASLAV000	Slauson-Vermont Branch	13,130	—	13,130	100.0%
CAST-H000	St Helena	10,522	—	13,221	79.6%
CASTOA000	Stockton Agri-Center	11,810	5,450	17,260	68.4%
CASUNIl00	Sunnyvale Industrial Branch	9,299	8,681	17,980	51.7%
CASUSB000	Susanville Branch	8,079	3,706	11,785	68.6%
CATOLL000	Toluca Lake	12,912	—	12,912	100.0%
CATOLL080	Toluca Lake Parking	1	0	1	100.0%
CATUR-000	Turlock	11,580	2,047	13,627	85.0%
CAVACF000	Vacaville Financial Center	13,667	5,659	19,326	70.7%
CAVERB000	Vernon Branch	13,156	—	13,156	100.0%
CAWESL100	West Los Angeles Branch	13,296	—	13,296	100.0%
CAWILG100	Willow Glen Branch	6,365	3,540	9,905	64.3%
CAWOO-000	Woodland	9.907	6,129	16	61.8%
CTBATP076	70 Batterson Park Rd	127,713	—	127,713	100.0%
CTFARA076	70 Farmington Ave	9,075	16,701	25,776	35.2%
CTGREA076	240 Greenwich Ave (Exec)	34,400	—	41,047	83.8%
CTMAIS076	777 Main St	210,414	135,646	359,266	58.6%
CTPARL076	100 Park Lane Rd (Rte 202)	5,016	14,750	19,766	25.4%
CTWALS000	48 Wall St	6,480	15,560	22,020	29.3%
DECHR-030	300 North Wakefield Dr (Chris	115,664	—	115,664	100.0%
FLBAY-300	Bayshore	9,294	6,676	15,970	56.2%
FLBAYP000	Bay Point	8,976	—	15,618	57.5%
FLBELB100	Bellair Bluffs	6,555	10,449	17,004	38.5%
FLBLO-l00	Blountstown	6,548	6,149	12,697	51.6%
FLCHAH200	Charlotte Harbor	6,204	2,318	12,593	49.3%
FLCOCV000	Cocoa Village Downtown	7,543	15,308	35	21.3%
FLCORR200	Coral Ridge (CF)	6,921	—	18,607	37.2%
FLCRYR000	Crystal River	7,563	3,139	10,879	69.5%
FLDAYB200	Daytona Beach Intl Speedway	14,080	—	14,080	100.0%
FLDELP000	Del Prado/ Viscaya	6,507	2,493	9,000	72.3%
FLEASB100	East Bay Largo	7,879	8,289	16,168	48.7%
FLEASB110	East Bay Largo Drive-In	334	—	334	100.0%
FLEUS-010	Eustis-Remote Drive In	919	—	919	100.0%
FLEUS-100	Eustis	7,049	7,514	15,988	44.1%
FLFORM000	Fort Myers Beach	5,773	—	12,588	45.9%
FLFORW000	Fdrt Walton Beach	6,012	—	11,757	51.1%
FLFORW010	Fort Walton Beach Remote DI	231	—	231	100.0%
FLGUL-000	Gulfgate	9,848	—	12,225	80.6%

Exhibit A
List of Properties, Leased Premises, Vacate Space and Occupancy Percentages

Project ID	Project Description	Leased Premises	Vacate Space	Total SF	Occupancy Percentage
FLHOMO000	Homestead Office	10,935	—	14,315	76.4%
FLINDR000	Indian Rocks	6,113	11,025	17,138	35.7%
FLINV-010	Inverness Drive-In	286	—	286	100.0%
FLlNV-400	Inverness	8,642	8,615	17,257	50.1%
FLJAC-200	Jacaranda/West Sunrise	12,269	4,129	16,398	74.8%
FLJAYO000	Jay Office	5,493	5,159	10,652	51.6%
FLLAKC100	Lake City Downtown	5,085	14,836	19,921	25.5%
FLLAKW500	Lake Wales Downtown	6,370	9,215	19,644	32.4%
FLLIVO100	Live Oak	5,993	—	19,431	30.8%
FLLON-000	Longwood/Central Pkwy	4,839	7,922	13,809	35.0%
FLMIAS000	Miami Shores/Shores Villages	7,151	6,579	18,468	38.7%
FLMIAS200	Miami Shores	5,382	—	10,867	49.5%
FLMID-300	Midway	15,477	—	15,477	100.0%
FLPAL-100	Palatka	4,034	2,448	11,117	36.3%
FLPALB030	Palm Beach Vault	12,315	—	12,315	100.0%
FLPLA-000	Plantation	13,470	—	13,470	100.0%
FLPLA-010	Plantation Drive-In	634	—	634	100.0%
FLSOUL000	South Lakeland/Lake Miriam	4,853	3,822	9,969	48.7%
FLST-P000	St. Petersburg Beach	4,929	7,693	12,622	39.1%
FLTARS000	Tarpon Springs	7,536	5,496	13,032	57.8%
FLTAV-100	Tavernier	6,051	2,958	9,009	67.2%
FLTROC000	Trouble Creek	7,760	—	18,148	42.8%
FLTROC010	Trouble Creek Remote Drive In	630	—	630	100.0%
FLWEEW000	Weeki Wachee	9,920	3,610	16,103	61.6%
FLWES-700	Westside	7,448	4,067	13,730	54.2%
GAABEV000	Aberdeen Village	16,713	—	21,881	76.4%
GADEC-000	Decatur (BS)	8,722	1,961	10,683	81.6%
GADUBM000	Dublin Main Office	0	12,125	14,512	0.0%
GAEASP000	East Point	6,757	1,308	13,270	50.9%
GAFIT-010	Fitzgerald Drive-In	362	—	362	100.0%
GAFITM000	Fitzgerald Main	4,590	4,010	9,649	47.6%
GAHAR-010	Hartwell Drive-in	246	—	246	100.0%
GAHARM000	Hartwell Main	6,509	5,730	12,239	53.2%
GAHOU-000	Houston (BS)	0	9,419	10,521	0.0%
GAJES-000	Jesup	6,910	3,665	10,575	65.3%
GANEWM000	Newnan Main	7,170	9,227	20,479	35.0%
KS38S-000	38th St. Facility	4,902	6,357	16,742	29.3%
MA102M076	1025 -1075 Main (Building I	308,478	—	308,478	100.0%
MA46-P000	46 Pleasant St	8,806	13,103	21,909	40.2%
MAMALO030	200 Exchange St (Malden Ops C	314,156	—	314,156	100.0%
MAPLES076	700 Pleasant St	15,081	24,382	79,792	18.9%
MDEAS-000	Easton -BAL	0	8,460	16,409	0.0%
MDLANP000	Langley Park	4,982	3,118	12,941	38.5%
MDLANP080	Langley Park Parking	0	1	1	41.0%
MDTOW-000	Towson (NCNB)	3,380	3,698	10,689	31.6%
MDWHE-000	Wheaton	8,509	4,907	18,323	46.4%
MECOUS000	178 Court St	8,824	1,332	12,898	68.4%
MEGAND030	65 Gannett Dr	33,767	—	33,767	100.0%
MOBAL-000	Ballwin Facility	8,098	5,583	13,681	59.2%
MOBEL-000	Belton Facility	7,138	7,768	14,906	47.9%
MOEASA000	East Arrow	4,934	11,531	16,465	30.0%
MOFOR-200	Forsyth Facility	5,980	3,548	10,216	58.5%
MOFROS000	Front Street Facility	4,973	7,324	12,297	40.4%
MOKANC031	Kansas City Ops Center	234,877	82,855	317,732	73.9%
MOI70N000	1-70 & Noland Facility	8,444	4,218	13,244	63.8%
MOMETH000	Metropolitan/Holmes	6,779	—	13,514	50.2%
MOOFAM000	O'Fallon MO Facility	4,243	6,648	10,891	39.0%
MOWES-100	Westport Facility	8,344	10,304	18,648	44.7%
NCGATC076	Gateway Center -Charlotte	297,675	—	310,745	95.8%
NCHENM200	Hendersonville Main Office	7,689	2,335	10,024	76.7%
NHCENS000	20 Central Sq	8,908	7,012	20,610	43.2%
NHMAIS076	143-157 Main St	24,216	13,519	55,995	43.2%
NHMARS000	3 Pleasant St (Market Sq)	12,196	—	12,196	100.0%
NJ310B000	3109 Bergenline Ave (31st S	4,705	—	13,762	34.2%
NJ639R000	639 Rte 18 & Arthur St	25,419	—	25,419	100.0%
NJBEER076	40 Beechwood Rd	13,680	—	13,680	100.0%
NJBELA076	209-215 Bellevue Ave	19,724	8,503	28,227	69.9%
NJCARC176	301 Carnegie Ctr (pkg 3600 Br)	42,082	87,538	129,620	32.5%
NJCENA000	Central Ave & Rte 46	0	9,995	13,313	0.0%
NJCHAB000	150 Chambers Bridge Rd	4,775	1,713	12,526	38.1%
NJCRAR000	591 Cranbury Rd	7,755	4,029	11,784	65.8%
NJEASR000	54 East Ridgewood Ave	16,933	13,678	30,611	55.3%
NJHACS000	207-209 Hackensack St	5,528	—	14,385	38.4%
NJHUNS100	4 Hunter St	6,159	—	12,434	49.5%
NJHWY9076	3670 Hwy 9	22,852	7,399	30,251	75.5%
NJMAIC000	Main &Corliss	7,625	11,332	18,957	40.2%
NJMAIS300	276 Main St	5,171	17,559	22,730	22.7%
NJMAPA100	161 Maplewood Ave (Main)	8,090	3,932	16,505	49.0%
NJNASS076	90 Nassau St (pkg 440 Vandeve)	8,400	16,868	25,268	33.2%
NJNORW000	601,607-609 North Wood Ave	20,355	—	20,355	100.0%
NJNSRT070	395 N/S Rte 70	14,898	—	17,941	83.0%
NJRT13076	243 Rte 130	4,075	21,799	34,212	11.9%

Exhibit A
List of Properties, Leased Premises, Vacate Space and Occupancy Percentages

Project ID	Project Description	Leased Premises	Vacate Space	Total SF	Occupancy Percentage
NJRT-2076	1125 Rte 22 West	48,325	34,534	95,620	50.5%
NJRT-7076	4900 Rte 70	19,547	3,173	22,720	86.0%
NJRTS2000	263 Rts 202/31	3,809	7,354	11,163	34.1%
NJSOUO000	8 South Orange Ave	4,644	360	14,216	32.7%
NJSOUW000	35 South Washington Ave	5,296	7,845	13,141	40.3%
NJSPRA200	367 Springfield Ave	16,707	—	16,707	100.0%
NJSUMR100	296 Summerhill Rd	5,355	—	17,132	31.3%
NJTILR000	1501 Tilton Rd	5,735	4,496	15,972	35.9%
NMAMA-000	Amador	5,102	—	9,203	55.4%
NMLASC076	Las Cruces Main Aux. Bldg.	0	—	3,985	0.0%
NMLASC080	Las Cruces Br. Parking	0		0	0.0%
NMRAT-010	Raton-Motor Facility	679	—	679	100.0%
NMRATM000	Raton-Main Facility	0	13,785	19,785	0.0%
NMSANF010	Santa Fe -Motor Bank	6,340	—	6,340	100.0%
NMSANF200	Santa Fe-Main Facility	16,618	14,436	31,054	53.5%
NVLASV030	Las Vegas Operations CTR	103,911	44,157	148,068	70.2%
NVREN0030	Reno Operations Center	21,018	19,325	40,343	52.1%
NY168S000	91-16 168th St	10,240	—	10,240	100.0%
NY333P000	3330 Park Ave	6,090	429	10,875	56.0%
NY540B076	540 Broadway	0	65,044	65,044	0.0%
NY575B030	575 Broadway (Peter D Kiernan	111,693	—	111,693	100.0%
NY79-M000	79 Main St	5,493	11,222	17,417	31.5%
NYBROH076	300 Broad Hollow Rd (Corp HQ)	35,816	46,383	258,214	13.9%
NYBROH080	Broadhollow Parking Lot	0	1	1	14.0%
NYBROR076	600 Broadhollow Rd	8,502	6,897	16,399	57.9%
NYCUTM020	17 Cutter Mill Rd	126	—	126	100.0%
NYEASA076	1 East Ave	55,067	38,769	99,921	55.1%
NYEASP000	52 East Park Ave	4,921	—	9,923	49.6%
NYFOUP076	10 Fountain Plz/ 560 Main St	47,070	60,459	182,847	25.7%
NYGENS076	268 Genesee St (Complex)	35,379	40,228	75,607	46.8%
NYGENS176	120 Genesee St	23,710	14,328	39,135	60.6%
NYGRAA100	2300 Grand Ave	7,496	2,261	11,694	64.1%
NYHEM-076	15 Hempstead	37,041	—	37,041	100.0%
NYHEMA000	269 Hempstead Ave	5,917	927	11,062	53.5%
NYHEMA076	60 Hempstead Ave	30,381	29,090	68,828	44.1%
NYHEMA080	60 Hempstead Ave Parking	0	1	1	44.0%
NYHEMT000	2310 Hempstead Tpke	6,709	—	10,701	62.7%
NYHEMT200	3161 Hempstead Tpke	10,511	—	10,511	100.0%
NYIRMA010	8 Irma Ave (Auto)	100	—	100	100.0%
NYJAMS080	49 James St	1	—	1	100.0%
NYJERA076	20 Jerusalem Ave	8,427	10,347	26,041	32.4%
NYLIBP076	200 Liberty Plz	11,376	24,031	38,965	29.2%
NYMERA076	15 Merrick Ave	7,646	4,264	19,410	39.4%
NYMIDN000	10 Middle Neck Rd	9,090	—	9,948	91.4%
NYPREP076	500 East Genesee St (President)	0	24,187	24,187	0.0%
NYSTAS076	500 State St	18,893	23,104	80,372	23.5%
NYSTAS176	69 State St	91,963	30,668	161,316	57.0%
NYSTAS276	63 State St	0	—	5,878	0.0%
NYTHIS076	418 Third St	8,093	10,180	18,273	44.3%
NYTRAR030	2970 Transit Rd	88,938	—	88,938	100.0%
OKBROA000	Broken Arrow Facility	5,787	—	11,120	52.0%
OKCAT-000	Catoosa Facility	5,502	5,938	11,440	48.1%
OKENI-000	Enid Facility	3,722	3,673	7,395	50.3%
OKFOUC000	Founder's Center	13,945	5,958	19,903	70.1%
OKNORP076	North Pointe Facility	6,650	9,607	47,280	14.1%
OKTULS000	Tulsa Security/31 st Street	8,015	2,543	13,617	58.9%
OKWES-000	Western Drive In	4,477	4,257	8,734	51.3%
ORGRAP100	Grants Pass	8,705	9,127	20,207	43.1%
ORGRE-000	Gresham	6,687	581	10,688	62.6%
ORPAR-000	Parkrose	7,925	6,294	14,219	55.7%
ORRED-000	Redmond	4,282	1,437	5,719	74.9%
PABLAM030	550 Blair Mill Rd	97,123	—	97,123	100.0%
PABUSA100	9501 Bustleton Ave	12,114	—	12,114	100.0%
PAEAST100	6 East Trenton Ave	6,920	4,007	14,633	47.3%
PALAW-000	6425 Rising Sun Ave (Lawndale)	6,476	13,522	19,998	32.4%
PASAMH030	1000 Sandy Hill Rd (Sandy Hill)	2,788	40,720	54,157	5.1%
PATOUD0706	200 Tournament Dr	0	84,423	84,423	0.0%
RIDUPD076	125 Dupont Dr (operations ctr	139,124	—	175,785	79.1%
RIJORS030	50 Jordan St	0	—	77,531	0.0%
RIPOSR076	6725 Post Rd	9,673	5,044	22,582	42.8%
SCFLOM000	Florence Main Office	5,674	5,401	11,075	51.2%
SCGREM100	Greenwood Main Office	6,522	9,614	16,136	40.4%
SCHILH000	Hilton Head --Pope Ave.	8,357	6,875	15,887	52.6%
SCROCH300	Rock Hill MO (RHNB)	13,672	3,461	18,879	72.4%
SCSPAM000	Spartanburg Main Office	14,173	5,637	19,810	71.5%
TNCLAM000	Clarksville Main Office	8,312	11,121	21,009	39.6%
TNCLAM081	Clarksville M.O. Pkg. Lot #2	0	—	0	0.0%
TNCOLM000	Columbia Main Office	5,212	5,168	10,380	50.2%
TNKIN-000	Kingsport	3,111	5,174	13,667	22.8%
TNLEB-000	Lebanon Main Office	6,557	5,680	12,237	53.6%
TNOAKR000	Oak Ridge Main Office	8,866	699	20,016	44.3%
TNOAKR080	Oak Ridge Main Office Parking	0	1	1	44.0%

Exhibit A
List of Properties, Leased Premises, Vacate Space and Occupancy Percentages

Project ID	Project Description	Leased Premises	Vacate Space	Total SF	Occupancy Percentage
TXBEA-010	Beaumont Remote Motor Bank	7,224	—	7,224	100.0%
TXBEA-080	Beaumont Parking	1	—	1	100.0%
TXCAMW000	Camp Wisdom	4,162	3,336	7,498	55.5%
TXCAMW080	Camp Wisdom -Parking	1	0	1	56.0%
TXCAMW081	Camp Wisdom -Parking	1	0	1	56.0%
TXCAMW082	Camp Wisdom -Parking	1	0	1	56.0%
TXHAR-000	Harlandale	7,449	8,077	15,526	48.0%
TXHAR-010	Harlandale Remote Motor Bank I	1,156		1,156	100.0%
TXNED-000	Nederland	5,350	9,001	14,351	37.3%
TXNED-010	Nederland Remote Motor Bank	2,381		2,381	100.0%
TXNORH000	Northern Hills	8,024		8,024	100.0%
TXNORH010	Northern Hills Remote Motor Bk	—	8,305	8,305	0.0%
TXNORH050	Northern Hills Land	—	0	0	0.0%
TXPAM-000	Pampa -Main	5,710	10,090	21,722	28.3%
TXPAM-010	Pampa Motor Bank	1,020		1,020	100.0%
TXSHOC100	Shoal Creek (BB)	3,767	2,781	6,548	57.5%
TXSTE-200	Steeplechase (Cy-Fair) (CH)	9,647		15,150	63.7%
TXUVA-000	Uvalde	5,051	5,572	12,484	40.5%
TXUVA-080	Uvalde -Parking	—	1	1	40.0%
TXWICF010	Wichita Falls Rmt Motor Bk	1,686	—	1,686	100.0%
TXWICF083	Wichita Falls -Parking	1	—	1	100.0%
TXWICF100	Wichita Falls (New)	11,085	—	16,722	66.3%
VAABI-000	Abingdon	6,057	4,137	10,194	59.4%
VACENS000	Central Springfield	6,459	8,299	20,326	31.8%
VACOLR000	Coliseum-Riverdale	8,765	3,428	16,440	53.3%
VAFAIC000	Fairfax Courthouse	20,034	—	20,034	100.0%
VAORA-000	Orange	6,715	1,696	13,167	51.0%
VAPROR000	Providence Road	—	11,441	11,441	0.0%
VAROBB000	Robinson & Broad	12,832	—	19,147	67.0%
WABAL-000	Ballard	8,839	6,976	15,815	55.9%
WACAM-000	Camas	4,048	4,745	8,793	46.0%
WACLA-000	Clarkston	8,806	—	8,806	100.0%
WAEDM-000	Edmonds	7,933	3,663	11,596	68.4%
WAGRE-000	Greenwood	7,489	4,727	12,216	61.3%
WAIND-000	Industrial Br	6,269	10,342	16,611	37.7%
WAKEN-100	Kennewick	10,121	3,415	13,536	74.8%
WALYN-000	Lynden Branch	4,800	3,876	8,676	55.3%
WALYN·080	Lynden BR Parking	1	0	1	55.0%
WAPORT000	Port Townsend	5,485	4,672	10,157	54.0%
WAQUI·000	Quincy Branch	4,414	4,483	8,897	49.6%
WASEQ-000	Sequim	8,866	4,484	13,350	66.4%
WAWENV000	Wenatchee Valley	9,347	6,943	16,290	57.4%
XYZ000000	Exchange Property	71,591	(71,591)	—	100.0%
		4,645,851	1,867,452	7,517,558	61.8%

EXHIBIT A-1

Amended and Restated Exhibit A to Master Lease
(As of March 1, 2005)

[TO BE ATTACHED]

TO BE MUTUALLY AGREED UPON AND INITIALED BY LANDLORD
AND TENANT, THEN INSERTED

Exhibit A·1
Master Lease Agreement
List of Properties, Leased Premises, and Occupancy Percentages

Project ID	Project Description	Address	City
ARBATM000	Batesville Main Facility	250 S. Broad St.	Batesville, AR
ARBATP080	Batesville Parking	College & Broad Streets	Batesville, AR
ARBEN-000	Bentonville	808 S Walton Blvd	Bentonville, AR
ARDOW-010	Downtown Drive-In	511 Church Street	Jonesboro, AR
ARMCA-080	McAdams Parking Lot	410 W. Washington	Jonesboro, AR
ARMCAT030	McAdams Trust Building	410 S. Main	Jonesboro, AR
ARMOUH000	Mountain Home Main Facility	650 South Street	Mountain Home, AR
AZRH-J000	R.H. Johnson Blvd	19022 R.H. Johnson Blvd	Sun City, AZ
CAARN-000	Arnold	1082 Highway 4	Arnold, CA
CABAYF000	Bay-Fair Branch	1200 Fairmont Dr	San Leandro, CA
CABURB000	Burlingame Branch	400 EI Camino Real	Burlingame, CA
CACANP100	Canoga Park Branch	22004 Sherman Way	Canoga Park, CA
CACOLH000	College Heights	2800 Oswell Street	Bakersfield, CA
CADIN-000	Dinuba	240 East Tulare Street	Dinuba, CA
CAEASF100	East Fresno	4445 East Tulare Street	Fresno, CA
CAEL-C400	EI Camino-Keily Branch	2900 EI Camino Real	Santa Clara, CA
CAEURM000	Eureka Main Branch	334 F Street	Eureka, CA
CAEURM080	Eureka Main Parking Lot	415 Fourth Street	Eureka, CA
CAFOL-000	Folsom	403 East Bidwell Street	Folsom, CA
CAFORB000	Fort Bragg Branch	228 North Main Street	Fort Bragg, CA
CAHAN-000	Hanford	180 North Redington St	Hanford, CA
CAHEA-000	Healdsburg	502 Healdsburg Avenue	Healdsburg, CA
CAHEMM000	Hemet Main	1687 East Florida Avenue	Hemet, CA
CAHILB200	Hilltop Branch	1300 Hilltop Drive	Redding, CA
CALANM000	Lancaster Main Office	730 West Lancaster Blvd	Lancaster, CA
CALEM-000	Lemoore 587	338 West D Street	Lemoore, CA
CALINV100	Lincoln Village	503 West Benjamin Holt Dr	Stockton, CA
CALIV-000	Livermore	1748 Railroad Ave	Livermore, CA
CAMAR-100	Marysville Branch	619 E Street	Marysville, CA
CAMARL000	Martin Luther King Jr	4103 South Western Avenue	Los Angeles, CA
CAMIS2300	Mission-23rd St Branch	2701 Mission Street	San Francisco, CA
CAMON-400	Montrose	2320 Honolulu Avenue	Montrose, CA
CAONTP000	Ontario Plaza	910 North Mountain Ave	Ontario, CA
CAORA-000	Orangevale Branch	8890 Greenback Lane	Orangevale, CA
CAORO-100	Oroville Branch	1820 Oro Dam Boulevard	Oroville, CA
CAPET-000	Petaluma	200 Kenetucky Street	Petaluma, CA
CAPLE-000	Pleasanton	337 Main Street	Pleasanton, CA
CAPOR-000	Porterville	345 North Main Street	Porterville, CA
CAREE-000	Reedley	936 G Street	Reedley, CA
CARES-000	Reseda Branch	18120 Sherman Way	Reseda, CA
CARID-000	Ridgecrest	101 West Ridgecrest Blvd	Ridgecrest, CA
CARID-080	Ridgecrest Parking	101 West Ridgecrest Blvd	Ridgecrest, CA
CASEAB100	Seaside Branch	1451 Fremont Boulevard	Seaside, CA
CASHEO000	Sherman Oaks	14701 Ventura Boulevard	Sherman Oaks, CA
CASLAV000	Slauson-Vermont Branch	5700 South Vermont Avenue	Los Angeles, CA
CAST-H000	St Helena	1001 Adams St	St Helena, CA
CASTOA000	Stockton Agri-Center	407 North Wilson Way	Stockton, CA
CASUNI100	Sunnyvale Industrial Branch	921 East Arques Avenue	Sunnyvale, CA

Exhibit A·1
Master Lease Agreement
List of Properties, Leased Premises, and Occupancy Percentages

Project ID	Project Description	Address	City
CASUSB000	Susanville Branch	50 N. Gay St.	Susanville, CA
CATOLL000	Toluca Lake	4123 West Olive Avenue	Burbank, CA
CATOLL080	Toluca Lake Parking	260 North Pass Ave	Burbank, CA
CATUR-000	Turlock	501 East Main Street	Turlock, CA
CAVACF000	Vacaville Financial Center	150 Parker St	Vacaville, CA
CAVERB000	Vernon Branch	3810 South Santa Fe Ave	Vernon, CA
CAWESL100	West Los Angeles Branch	11501 Santa Monica Blvd	West Los Angeles, CA
CAWILG100	Willow Glen Branch	1245 Lincoln Avenue	San Jose, CA
CAWOO-000	Woodland	50 West Main Street	Woodland, CA
CTBATP076	70 Batterson Park Rd	70 Batterson Park Rd	Farmington, CT
CTGREA076	240 Greenwich Ave (Exec)	240 Greenwich Ave	Greenwich, CT
CTMAIS076	777 Main St	777 Main St	Hartford, CT
DECHR-030	300 North Wakefield Dr (Chris	300 North Wakefield Dr	Newark, DE
FLBAY-300	Bayshore	6160 14th Street, West	Bradenton, FL
FLBAYP000	Bay Point	5000 Biscayne Boulevard	Miami, FL
FLBELB100	Bellair Bluffs	125 Indian Rocks Rd	Bellaire, FL
FLBLO-100	Blountstown	131 South Pear Street	Blountstown, FL
FLCHAH200	Charlotte Harbor	23081 Harborview Road	Charlotte Harbor, FL
FLCORR200	Coral Ridge (CF)	3600 N Federal Hwy	Ft. Lauderdale, FL
FLCRYR000	Crystal River	450 SE Hwy 19	Crystal River, FL
FLDAYB200	Daytona Beach Intl Speedway	1025 International Speedway Bd	Daytona Beach, FL
FLDELP000	Del Prado/Viscaya	909 Del Prado Boulevard	Cape Coral, FL
FLEASB100	East Bay Largo	2600 East Bay Drive	Largo, FL
FLEASB110	East Bay Largo Drive-In	2600 East Bay Drive	Largo, FL
FLEUS-010	Eustis-Remote Drive In	Eustis & Lemon St.	Eustis, FL
FLEUS-100	Eustis	100 North Bay St.	Eustis, FL
FLFORM000	Fort Myers Beach	2525 Estero Boulevard	Ft. Myers Beach, FL
FLFORW000	Fort Walton Beach	189 Eglin Prkwy, NE	Ft. Walton Beach, FL
FLFORW010	Fort Walton Beach Remote DI	189 Eglin Parkway NE	Ft. Walton Beach, FL
FLHOMO000	Homestead Office	850 Homestead Blvd.	Homestead, FL
FLINDR000	Indian Rocks	12046 Indian Rocks Road	Largo, FL
FLINV-010	Inverness Drive-In	940 West Main Street	Inverness, FL
FLlNV-400	Inverness	S Main Street and Highland	Inverness, FL
FLJAC-200	Jacaranda/West Sunrise	8190 West Sunrise Blvd.	Plantation, FL
FLJAYO000	Jay Office	3927 Hwy 4	Jay, FL
FLLIVO100	Live Oak	201 S. Ohio Ave.	Live Oak, FL
FLLON-000	Longwood/Central Pkwy	390 West Highway 434	Longwood, FL
FLMIAS000	Miami Shores/Shores Villages	9499 Northeast 2nd Avenue	Miami Shores, FL
FLMIAS200	Miami Shores	9190 Biscayne Blvd.	Miami, FL
FLMID-300	Midway	7760 W. Flagler Street	Miami, FL
FLPAL-100	Palatka	620 S. Hwy 19	Palatka, FL
FLPALB030	Palm Beach Vault	5701 Village Blvd.	West Palm Beach, FL
FLPLA-000	Plantation	7001 West Broward Boulevard	Plantation, FL
FLPLA-010	Plantation Drive-In	7001 W Broward Blvd	Plantation, FL
FLSOUL000	South Lakeland/Lake Miriam	5001 South Florida Avenue	Lakeland, FL
FLST-P000	St. Petersburg Beach	7500 Gulf Blvd.	St. Petersburg, FL
FLTARS000	Tarpon Springs	116 South Pinellas Avenue	Tarpon Springs, FL
FLTAV-100	Tavernier	92200 Over Seas Hwy	Tavernier, FL

Exhibit A·1
Master Lease Agreement
List of Properties, Leased Premises, and Occupancy Percentages

Project ID	Project Description	Address	City
FLTROC000	Trouble Creek	4526 US Hwy 19	New Port Richey, FL
FLTROC010	Trouble Creek Remote Drive In	4526 US Hwy 19	New Port Richey, FL
FLWEEW000	Weeki Wachee	9223 Cortez Blvd.	Brooksville, FL
FLWES-700	Westside	4311 Manatee Ave. West	Bradenton, FL
GAABEV000	Aberdeen Village	500 Northlake Drive	Peachtree City, GA
GADEC-000	Decatur (BS)	163 Clairmont Avenue	Decatur, GA
GAEASP000	East Point	2818 East Point Street	East Point, GA
GAFIT-010	Fitzgerald Drive-In	315 W. Central Ave.	Fitzgerald, GA
GAFITM000	Fitzgerald Main	115 E. Central Ave.	Fitzgerald, GA
GAHAR-010	Hartwell Drive-in	241 E. Howell St.	Hartwell, GA
GAHARM000	Hartwell Main	241 E. Howell St.	Hartwell, GA
GAJES-000	Jesup	204 W. Cherry Street	Jesup, GA
GANEWM000	Newnan Main	17-23 Greenville Street	Newnan, GA
MA102M076	1025 -1075 Main (Building I	1025 -1075 Main (blds I & II)	Waltham, MA
MA46-P000	46 Pleasant St	46 Pleasant St	Malden, MA
MAMALO030	200 Exchange St (Malden Ops C	200 Exchange St	Malden, MA
MAPLES076	700 Pleasant St	700 Pleasant St	New Bedford, MA
MDEAS-000	Easton -BAL	36 N. Washington Street	Easton, MD
MDWHE-000	Wheaton	2601 University Boulevard	Wheaton, MD
MECOUS000	178 Court St	178 Court St	Auburn, ME
MEGAND030	65 Gannett Dr	65 Gannett Dr	South Portland, ME
MOBAL-000	Ballwin Facility	15115 Manchester Road	Ballwin, MO
MOBEL-000	Belton Facility	1818 East North Avenue	Belton, KS
MOFOR-200	Forsyth Facility	Highway 160 & Main St.	Forsyth, MO
MOFROS000	Front Street Facility	#1 Front Street	Troy, MO
MOI70N000	1-70 & Noland Facility	4041 Lynn Court Drive	Independence, MO
MOMETH000	Metropolitan/Holmes	8550 Holmes Rd.	Kansas City, MO
MOOFAM000	O'Fallon MO Facility	311 S. Main	O'Fallon, MO
MOWES-100	Westport Facility	331 Westport Road	Kansas City, MO
NCGATC076	Gateway Center -Charlotte	901 West Trade Street	Charlotte, NC
NCHENM200	Hendersonville Main Office	707 North Main Street	Hendersonville, NC
NHCENS000	20 Central Sq	20 Central Sq	Keene, NH
NHMAIS076	143-157 Main St	143-157 Main St	Nashua, NH
NHMARS000	3 Pleasant St (Market Sq)	3 Pleasant St	Portsmouth, NH
NJ310B000	3109 Bergenline Ave (31st S	3109 Bergenline Ave	Union City, NJ
NJ639R000	639 Rte 18 & Arthur St	639 Rte 18 & Arthur St	East Brunswick, NJ
NJBEER076	40 Beechwood Rd	40 Beechwood Rd	Summit, NJ
NJBELA076	209-215 Bellevue Ave	209-215 Bellevue Ave	Hammonton, NJ
NJCHAB000	150 Chambers Bridge Rd	150 Chambers Bridge Rd	Brick, NJ
NJCRAR000	591 Cranbury Rd	591 Cranbury Rd	East Brunswick, NJ
NJEASR000	54 East Ridgewood Ave	54 East Ridgewood Ave	Ridgewood, NJ
NJHACS000	207-209 Hackensack St	207-209 Hackensack St	Wood Ridge, NJ
NJHUNS100	4 Hunter St	4 Hunter St	Lodi, NJ
NJHWY9076	3670 Hwy 9	3670 Hwy 9	Freehold, NJ
NJMAIC000	Main &Corliss	Main & Corliss	Allenhurst, NJ
NJMAPA100	161 Maplewood Ave (Main)	161 Maplewood Ave	Maplewood, NJ
NJNORW000	601,607-609 North Wood Ave	601,607-609 N Wood Ave	Linden, NJ
NJNSRT070	395 N/S Rte 70	395 N/S Rte 70	Lakewood, NJ

Exhibit A·1
Master Lease Agreement
List of Properties, Leased Premises, and Occupancy Percentages

Project ID	Project Description	Address	City
NJRT-2076	1125 Rte 22 West	1125 Rte 22 West	Bridgewater, NJ
NJRT-7076	4900 Rte 70	4900 Rte 70	Pennsauken, NJ
NJSOUO000	8 South Orange Ave	8 South Orange Ave	South Orange, NJ
NJSOUW000	35 South Washington Ave	35 South Washington Ave	Bergenfield, NJ
NJSPRA200	367 Springfield Ave	367 Springfield Ave	Summit, NJ
NJSUMR100	296 Summerhill Rd	296 Summerhill Rd	Spotswood, NJ
NJTILR000	1501 Tilton Rd	1501 Tilton Rd	Northfield, NJ
NMAMA-000	Amador	250 W. Amador	Las Cruces, NM
NMLASC076	Las Cruces Main Aux. Bldg.	250-B W. Amador	Las Cruces, NM
NMLASC080	Las Cruces Br. Parking	12642 W. Mountain	Las Cruces, NM
NMSANF010	Santa Fe -Motor Bank	1234 St. Michael's Drive	Santa Fe, NM
NMSANF200	Santa Fe-Main Facility	1234 St. Michael's Drive	Santa Fe, NM
NVLASV030	Las Vegas Operations CTR	4101 E. Charleston Blvd	Las Vegas, NV
NVREN0030	Reno Operations Center	895 S. 21St Street	Sparks, NV
NY168S000	91-16 168th St	91-16 168 Street	Jamaica, NY
NY333P000	3330 Park Ave	3330 Park Ave	Wantagh, NY
NY575B030	575 Broadway (Peter D Kiernan	575 Broadway	Albany, NY
NYBROR076	600 Broadhollow Rd	600 Broad Hollow Rd	Melville, NY
NYCUTM020	17 Cutter Mill Rd	17 Cutter Mill Rd	Great Neck, NY
NYEASA076	1 East Ave	One East Ave	Rochester, NY
NYEASP000	52 East Park Ave	52 East Park Ave	Long Beach, NY
NYGENS076	268 Genesee St (Complex)	268 Genesee/Court St	Utica, NY
NYGENS176	120 Genesee St	120 Genesee St	Auburn, NY
NYGRAA100	2300 Grand Ave	2300 Grand Ave	Baldwin, NY
NYHEM-076	15 Hempstead	15 Hempstead Gardens Dr	West Hempstead, NY
NYHEMA000	269 Hempstead Ave	269 Hempstead Ave	Malverne, NY
NYHEMT000	2310 Hempstead Tpke	2310 Hempstead Tpke	East Meadow, NY
NYHEMT200	3161 Hempstead Tpke	3161 Hempstead Tpke	Levittown, NY
NYJAMS080	49 James St	49 James St	Albany, NY
NYMERA076	15 Merrick Ave	15 Merrick Ave	Merrick, NY
NYMIDN000	10 Middle Neck Rd	10 Middle Neck Rd	Great Neck, NY
NYSTAS076	500 State St	500 State St	Schenectady, NY
NYSTAS176	69 State St	69 State St	Albany, NY
NYSTAS276	63 State St	63 State St	Albany, NY
NYTHIS076	418 Third St	418 Third St, Suite 101	Niagara Falls, NY
NYTRAR030	2970 Transit Rd	2970 Transit Rd	West Seneca, NY
OKBROA000	Broken Arrow Facility	1800 S Elm Place	Broken Arrow, OK
OKCAT-000	Catoosa Facility	1801 N. Hwy 66	Catoosa, OK
OKENI-000	Enid Facility	300 W. Randolf	Enid, OK
OKFOUC000	Founder's Center	5613 N. May Avenue	Oklahoma City, OK
OKNORP076	North Pointe Facility	205 E. Pine	Tulsa, OK
OKTULS000	Tulsa Security/31 st Street	10802 E. 31st Street	Tulsa, OK
OKWES-000	Western Drive In	5051 S. Lewis	Tulsa, OK
ORGRAP100	Grants Pass	735 SE 6th Street	Grants Pass, OR
ORGRE-000	Gresham	200 East Powell Blvd	Gresham, OR
ORPAR-000	Parkrose	10120 NE Sandy Blvd	Portland, OR
ORRED-000	Redmond	552 S 6th St	Redmond, OR
PABLAM030	550 Blair Mill Rd	550 Blair Mill Rd	Horsham, PA

Exhibit A·1
Master Lease Agreement
List of Properties, Leased Premises, and Occupancy Percentages

Project ID	Project Description	Address	City
PABUSA100	9501 Bustleton Ave	9501 Bustleton Ave	Philadelphia, PA
PAEAST100	6 East Trenton Ave	6 East Trenton Ave	Morrisville, PA
RIDUPD076	125 Dupont Dr (operations ctr	125 Dupont Dr	Providence, RI
RIPOSR076	6725 Post Rd	6725 Post Rd	North Kingstown, RI
SCFLOM000	Florence Main Office	265 South Irby Street	Florence, SC
SCGREM100	Greenwood Main Office	323 Main Street	Greenwood, SC
SCHILH000	Hilton Head --Pope Ave.	59 Pope Avenue	Hilton Head, SC
SCROCH300	Rock Hill MO (RHNB)	222 East Main Street	Rock Hill, SC
SCSPAM000	Spartanburg Main Office	295 East Main Street	Spartanburg, SC
TNCLAM000	Clarksville Main Office	215 Legion Street	Clarksville, TN
TNCLAM081	Clarksville M.O. Pkg. Lot #2	326 Main Street	Clarksville, TN
TNCOLM000	Columbia Main Office	200 West 7th Street	Columbia, TN
TNLEB-000	Lebanon Main Office	120 West Main Street	Lebanon, TN
TNOAKR000	Oak Ridge Main Office	795 Main Street West	Oak Ridge, TN
TNOAKR080	Oak Ridge Main Office Parking	795 Main Street West	Oak Ridge, TN
TXBEA-010	Beaumont Remote Motor Bank	2635 Broadway	Beaumont, TX
TXBEA-080	Beaumont Parking	2634 Liberty	Beaumont, TX
TXCAMW000	Camp Wisdom	600 East Camp Wisdom	Duncanville, TX
TXCAMW080	Camp Wisdom -Parking	611 Michaels	Duncanville, TX
TXCAMW081	Camp Wisdom -Parking	607 Michaels	Duncanville, TX
TXCAMW082	Camp Wisdom -Parking	603 Michaels	Duncanville, TX
TXHAR-000	Harlandale	111 Rayburn	San Antonio, TX
TXHAR-010	Harlandale Remote Motor Bank I	111 Rayburn	San Antonio, TX
TXNED-000	Nederland	1308 Boston	Nederland, TX
TXNED-010	Nederland Remote Motor Bank	1323 Boston	Nederland, TX
TXNORH000	Northern Hills	12303 Nacogdoches	San Antonio, TX
TXNORH010	Northern Hills Remote Motor Bk	11714 Perrin Beitel	San Antonio, TX
TXNORH050	Northern Hills Land	11714 Perrin Beitel	San Antonio, TX
TXSHOC100	Shoal Creek (BB)	7900 Shoal Creek	Austin, TX
TXSTE-200	Steeplechase (Cy-Fair) (CH)	11025 FM 1960 W.	Houston, TX
TXUVA-000	Uvalde	220 East Main Street	Uvalde, TX
TXUVA-080	Uvalde -Parking	220 East Main Street	Uvalde, TX
TXWICF010	Wichita Falls Rmt Motor Bk	807 Lamar Street	Wichita Falls, TX
TXWICF083	Wichita Falls -Parking	808 Lamar Street	Wichita Falls, TX
TXWICF100	Wichita Falls (New)	2733 Midwestern Parkway	Wichita Falls, TX
VAABI-000	Abingdon	271 West Main Street	Abingdon, VA
VACENS000	Central Springfield	6315 Backlick Road	Springfield, VA
VACOLR000	Coliseum-Riverdale	2030 Coliseum Drive, #A	Hampton, VA
VAFAIC000	Fairfax Courthouse	10440 Main Street	Fairfax, VA
VAORA-000	Orange	113 West Main Street	Orange, VA
VAROBB000	Robinson & Broad	2601 West Broad Street	Richmond, VA
WABAL-000	Ballard	2010 NW Market Street	Seattle, WA
WACAM-000	Camas	528 NE 4th Ave	Camas, WA
WACLA-000	Clarkston	748 6th St	Clarkston, WA
WAEDM-000	Edmonds	306 Main St	Edmonds, WA
WAGRE-000	Greenwood	404 N 85th Street	Seattle, WA
WAIND-000	Industrial Br	2764 1st Ave S	Seattle, WA
WAKEN-100	Kennewick	3420 W. Kennewick Ave	Kennewick, WA

Exhibit A·1
Master Lease Agreement
List of Properties, Leased Premises, and Occupancy Percentages

Project ID	Project Description	Address	City
WALYN-000	Lynden Branch	700 Front St	Lynden, WA
WALYN-080	Lynden BR Parking	700 Front ST	Lynden, WA
WAPORT000	Port Townsend	734 Water Street	Port Townsend, WA
WAQUI-000	Quincy Branch	500 Central Ave S	Quincy, WA
WASEQ-000	Sequim	114 S Sequim Ave	Sequim, WA
WAWENV000	Wenatchee Valley	30 S Wenatchee Ave	Wenatchee, WA
XYZ000000	Exchange Property

Properties Sold to 3rd parties during the Oct 1, 2004 -Mar 1, 2005 period:
NJCARC176	301 Carnegie Ctr (pkg 3600 Br	301 Carnegie Ctr	Princeton, NJ
NYBROH076	300 Broad Hollow Rd (Corp HQ)	300 Broadhollow Rd	Melville, NY
NYBROH080	Broadhollow Parking Lot	300 Broadhollow Road	Melville, NY
NYHEMA076	60 Hempstead Ave	60 Hempstead Ave	West Hempstead, NY
NYHEMA080	60 Hempstead Ave Parking	60 Hempstead Ave/Woodview Road	West Hempstead, NY
PATOUD076	200 Tournament Dr	200 Tournament Dr	Horsham, PA

Exhibit A·1
Master Lease Agreement
List of Properties, Leased Premises, and Occupancy Percentages

Project ID	State	Zip	Property Type	Leased Premises	Total SF	Occupancy Percentage
ARBATM000	AR	72503	Banking Center w/ Motor Bank	5,057	17,407	29.10%
ARBATP080	AR	72501	Parking Lot	—	1	n/a
ARBEN-000	AR	72712	Banking Center w/ Motor Bank	8,217	10,727	76.60%
AROOW-010	AR	72401	Remote Motor Bank	610	610	100.00%
ARMCA-080	AR	72401	Parking Lot	1	1	n/a
ARMCAT030	AR	72401	Banking Center w/o Motor Bank	6,436	18,425	34.90%
ARMOUH000	AR	72653	Banking Center w/ Motor Bank	8,922	15,724	56.70%
AZRH-J000	AZ	85375	Banking Center w/ Motor Bank	12,693	12,693	100.00%
CAARN-000	CA	95223	Banking Center w/o Motor Bank	9,727	9,727	100.00%
CABAYF000	CA	94578	Banking Center w/o Motor Bank	9,505	14,251	66.70%
CABURB000	CA	94010	Banking Center w/ Motor Bank	10,307	10,307	100.00%
CACANP100	CA	91303	Banking Center w/o Motor Bank	9,360	9,360	100.00%
CACOLH000	CA	93306	Banking Center w/o Motor Bank	12,018	12,018	100.00%
CAOIN-000	CA	93618	Banking Center w/o Motor Bank	9,316	9,316	100.00%
CAEASF100	CA	93702	Banking Center w/o Motor Bank	10,273	10,273	100.00%
CAEL-C400	CA	95051	Banking Center w/o Motor Bank	7,243	12,705	57.00%
CAEURM000	CA	95501	Banking Center w/o Motor Bank	12,142	15,453	78.60%
CAEURM080	CA	95501	Parking Lot	1	1	n/a
CAFOL-000	CA	95630	Banking Center w/o Motor Bank	8,786	13,202	66.60%
CAFORB000	CA	95437	Banking Center w/o Motor Bank	8,216	11,031	74.50%
CAHAN-000	CA	93230	Banking Center w/ Motor Bank	12,193	14,673	83.10%
CAHEA-000	CA	95448	Banking Center w/o Motor Bank	9,318	9,318	100.00%
CAHEMM000	CA	92343	Banking Center w/o Motor Bank	15,733	15,733	100.00%
CAHILB200	CA	96003	Banking Center w/o Motor Bank	8,725	13,034	66.90%
CALANM000	CA	93534	Banking Center w/o Motor Bank	11,576	16,002	72.30%
CALEM-000	CA	93245	Banking Center w/o Motor Bank	8,099	9,292	87.20%
CALlNV100	CA	95207	Banking Center w/o Motor Bank	12,069	17,372	69:5%
CALlV-000	CA	94550	Banking Center w/o Motor Bank	18,297	18,297	100.00%
CAMAR-100	CA	95901	Banking Center w/o Motor Bank	5,007	10,335	48.40%
CAMARL000	CA	90062	Banking Center w/o Motor Bank	12,907	12,907	100.00%
CAMIS2300	CA	94110	Banking Center w/o Motor Bank	11,298	11,298	100.00%
CAMON-400	CA	91020	Banking Center w/o Motor Bank	9,721	9,721	100.00%
CAONTP000	CA	91762	Banking Center w/o Motor Bank	10,408	13,985	74.40%
CAORA-000	CA	95662	Banking Center w/o Motor Bank	7,944	12,215	65.00%
CAORO-100	CA	95965	Banking Center w/o Motor Bank	7,277	11,691	62.20%
CAPET-000	CA	94952	Banking Center w/o Motor Bank	7,714	15,814	48.80%
CAPLE-000	CA	94566	Banking Center w/o Motor Bank	9,097	12,857	70.80%
CAPOR-000	CA	93257	Banking Center w/ Motor Bank	11,019	14,853	74.20%
CAREE-000	CA	93654	Banking Center w/oMotor Bank	9,559	11,981	79.80%
CARES-000	CA	91335	Banking Center w/o Motor Bank	10,665	13,126	81:3%
CARl0-000	CA	93555	Banking Center w/o Motor Bank	11,694	11,694	100.00%
CARl0-080	CA	93555	Parking Lot	1	1	n/a
CASEAB100	CA	93955	Banking Center w/o Motor Bank	6,910	10,934	63.20%
CASHEO000	CA	91403	Banking Center w/o Motor Bank	10,155	10,155	100.00%
CASLAV000	CA	90037	Banking Center w/o Motor Bank	13,130	13,130	100.00%
CAST-H000	CA	94574	Banking Center w/o Motor Bank	10,522	13,221	79.60%
CASTOA000	CA	95205	Banking Center w/o Motor Bank	11,810	17,260	68.40%
CASUNI100	CA	94086	Banking Center w/o Motor Bank	9,299	17,980	51.70%

Exhibit A·1
Master Lease Agreement
List of Properties, Leased Premises, and Occupancy Percentages

Project ID	State	Zip	Property Type	Leased Premises	Total SF	Occupancy Percentage
CASUSB000	CA	96130	Banking Center w/o Motor Bank	8,079	11,785	68.6%
CATOLL000	CA	91505	Banking Center w/o Motor Bank	12,912	12,912	100.0%
CATOLL080	CA	91505	Parking Lot	1	1	n/a
CATUR-000	CA	95380	Banking Center w/ Motor Bank	11,580	13,627	85.0%
CAVACF000	CA	95688	Banking Center w/o Motor Bank	13,667	19,326	70.7%
CAVERB000	CA	90058	Banking Center w/o Motor Bank	13,156	13,156	100.0%
CAWESL100	CA	90025	Banking Center -Retail	13,296	13,296	100.0%
CAWILG100	CA	95125	Banking Center w/o Motor Bank	6,365	9,905	64.3%
CAWOO-000	CA	95695	Banking Center w/ Motor Bank	9,907	16,036	61.8%
CTBATP076	CT	06032	Office Space	127,713	127,713	100.0%
CTGREA076	CT	06830	Office Space	34,400	41,047	83.8%
CTMAIS076	CT	06115	Office Space	210,414	359,266	58.6%
DECHR-030	DE	19702	Operations Center	115,664	115,664	100.0%
FLBAY-300	FL	34207	Banking Center w/ Motor Bank	9,294	15,970	58.2%
FLBAYP000	FL	33147	Banking Center w/o Motor Bank	8,976	15,618	57.5%
FLBELB100	FL	33770	Banking Center w/ Motor Bank	6,555	17,004	38.5%
FLBLO-100	FL	32424	Banking Center w/ Motor Bank	6,548	12,697	51.6%
FLCHAH200	FL	33980	Banking Center w/ Motor Bank	6,204	12,593	49.3%
FLCORR200	FL	33308	Banking Center w/ Motor Bank	6,921	18,607	37.2%
FLCRYR000	FL	34423	Banking Center w/ Motor Bank	7,563	10,879	69.5%
FLDAYB200	FL	32114	Banking Center w/ Motor Bank	14,080	14,080	100.0%
FLDELP000	FL	33922	Banking Center w/ Motor Bank	6,507	9,000	72.3%
FLEASB100	FL	33770	Banking Center w/ Motor Bank	7,879	16,168	48.7%
FLEASB110	FL	33770	Remote Motor Bank	334	334	100.0%
FLEUS-010	FL	32726	Remote Motor Bank	919	919	100.0%
FLEUS-100	FL	32726	Banking Center w/o Motor Bank	7,049	15,988	44.1%
FLFORM000	FL	33931	Banking Center w/ Motor Bank	5,773	12,588	45.9%
FLFORW000	FL	32548	Banking Center w/ Motor Bank	6,012	11,757	51.1%
FLFORW010	FL	32548	Remote Motor Bank	231	231	100.0%
FLHOMO000	FL	33030	Banking Center w/ Motor Bank	10,935	14,315	76.4%
FLINDR000	FL	33770	Banking Center w/ Motor Bank	6,113	17,138	35.7%
FLINV-010	FL	34450	Remote Motor Bank	286	286	100.0%
FLINV-400	FL	34450	Banking Center w/ Motor Bank	8,642	17,257	50.1%
FLJAC-200	FL	33322	Banking Center w/ Motor Bank	12,269	16,398	74.8%
FLJAYO000	FL	32565	Banking Center w/ Motor Bank	5,493	10,652	51.6%
FLLIV0100	FL	32060	Banking Center w/ Motor Bank	5,993	19,431	30.8%
FLLON-000	FL	32750	Banking Center w/ Motor Bank	4,839	13,809	35.0%
FLMIAS000	FL	33138	Banking Center w/ Motor Bank	7,151	18,468	38.7%
FLMIAS200	FL	33138	Banking Center w/ Motor Bank	5,382	10,867	49.5%
FLMID-300	FL	33144	Banking Center w/ Motor Bank	15,477	15,477	100.0%
FLPAL-100	FL	32177	Banking Center w/ Motor Bank	4,034	11,117	36.3%
FLPALB030	FL	33407	Operations Center	12,315	12,315	100.0%
FLPLA-000	FL	33317	Banking Center w/ Motor Bank	13,470	13,470	100.0%
FLPLA-010	FL	33317	Remote Motor Bank	634	634	100.0%
FLSOUL000	FL	33803	Banking Center w/ Motor Bank	4,853	9,969	48.7%
FLST-P000	FL	33706	Banking Center w/ Motor Bank	4,929	12,622	39.1%
FLTARS000	FL	34688	Banking Center w/ Motor Bank	7,536	13,032	57.8%
FLTAV-100	FL	33070	Banking Center w/ Motor Bank	6,051	9,009	67.2%

Exhibit A·1
Master Lease Agreement
List of Properties, Leased Premises, and Occupancy Percentages

Project ID	State	Zip	Property Type	Leased Premises	Total SF	Occupancy Percentage
FLTROC000	FL	34652	Banking Center w/ Motor Bank	7,760	18,148	42.8%
FLTROC010	FL	34652	Remote Motor Bank	630	630	100.0%
FLWEEW000	FL	34613	Banking Center w/ Motor Bank	9,920	16,103	61.6%
FLWES-700	FL	34209	Banking Center w/ Motor Bank	7,448	13,730	54.2%
GAABEV000	GA	03030	Banking Center w/ Motor Bank	16,713	21,881	76.4%
GADEC-000	GA	30030	Banking Center w/ Motor Bank	8,722	10,683	81.6%
GAEASP000	GA	30344	Banking Center w/ Motor Bank	6,757	13,270	50.9%
GAFIT-010	GA	31750	Remote Motor Bank	362	362	100.0%
GAFITM000	GA	31750	Banking Center w/o Motor Bank	4,590	9,649	47.6%
GAHAR-010	GA	30643	Remote Motor Bank	246	246	100.0%
GAHARM000	GA	30643	Banking Center w/o Motor Bank	6,509	12,239	53.2%
GAJES-000	GA	31545	Banking Center w/ Motor Bank	6,910	10,575	65.3%
GANEWM000	GA	30263	Banking Center w/ Motor Bank	7,170	20,479	35.0%
MA102M076	MA	02451	Office Space	308,478	308,478	100.0%
MA46-P000	MA	02148	Banking Center w/o Motor Bank	8,806	21,909	40.2%
MAMALO030	MA	02140	Operations Center	314,156	314,156	100.0%
MAPLES076	MA	02740	Office Space	15,081	79,792	18.9%
MDEAS-000	MD	21601	Banking Center w/o Motor Bank	—	16,409	0.0%
MDWHE-000	MD	20902	Banking Center w/ Motor Bank	8,509	18,323	46.4%
MECOUS000	ME	04210	Banking Center w/o Motor Bank	8,824	12,898	68.4%
MEGAND030	ME	04106	Operations Center	33,767	33,767	100.0%
MOBAL-000	MO	63011	Banking Center w/ Motor Bank	8,098	13,681	59.2%
MOBEL-000	MO	64012	Banking Center w/ Motor Bank	7,138	14,906	47.9%
MOFOR-200	MO	65653	Banking Center w/ Motor Bank	5,980	10,216	58.5%
MOFROS000	MO	63379	Banking Center w/ Motor Bank	4,973	12,297	40.4%
MOI70N000	MO	64055	Banking Center w/ Motor Bank	8,444	13,244	63.8%
MOMETH000	MO	64131	Banking Center w/ Motor Bank	6,779	13,514	50.2%
MOOFAM000	MO	63366	Banking Center w/ Motor Bank	4,243	10,891	39.0%
MOWES-100	MO	64111	Banking Center w/ Motor Bank	8,344	18,648	44.7%
NCGATC076	NC	28202	Office Space	297,675	310,745	95.8%
NCHENM200	NC	28739	Banking Center w/ Motor Bank	7,689	10,024	76.7%
NHCENS000	NH	03431	Banking Center w/ Motor Bank	8,908	20,610	43.2%
NHMAIS076	NH	03060	Office Space	24,216	55,995	43.2%
NHMARS000	NH	03801	Banking Center w/o Motor Bank	12,196	12,196	100.0%
NJ310B000	NJ	07087	Banking Center w/o Motor Bank	4,705	13,762	34.2%
NJ639R000	NJ	08816	Banking Center w/o Motor Bank	25,419	25,419	100.0%
NJBEER076	NJ	07901	Office Space	13,680	13,680	100.0%
NJBELA076	NJ	08037	Office Space	19,724	28,227	69.9%
NJCHAB000	NJ	08723	Banking Center w/o Motor Bank	4,775	12,526	38.1%
NJCRAR000	NJ	08816	Banking Center w/o Motor Bank	7,755	11,784	65.8%
NJEASR000	NJ	07450	Banking Center w/ Motor Bank	16,933	30,611	55.3%
NJHACS000	NJ	07075	Banking Center w/o Motor Bank	5,528	14,385	38.4%
NJHUNS100	NJ	07644	Banking Center w/o Motor Bank	6,159	12,434	49.5%
NJHWY9076	NJ	07728	Office Space	22,852	30,251	75.5%
NJMAIC000	NJ	08046	Banking Center w/o Motor Bank	7,625	18,957	40.2%
NJMAPA100	NJ	07040	Banking Center w/o Motor Bank	8,090	16,505	49.0%
NJNORW000	NJ	07036	Banking Center w/o Motor Bank	20,355	20,355	100.0%
NJNSRT070	NJ	08710	Banking Center w/o Motor Bank	14,898	17,941	83.0%

Exhibit A·1
Master Lease Agreement
List of Properties, Leased Premises, and Occupancy Percentages

Project ID	State	Zip	Property Type	Leased Premises	Total SF	Occupancy Percentage
NJRT-2076	NJ	08807	Office Space	48,325	95,620	50.5%
NJRT-7076	NJ	08109	Office Space	19,547	22,720	86.0%
NJSOUO000	NJ	07079	Banking Center w/o Motor Bank	4,644	14,216	32.7%
NJSOUW000	NJ	07621	Banking Center w/o Motor Bank	5,296	13,141	40.3%
NJSPRA200	NJ	07901	Banking Center w/o Motor Bank	16,707	16,707	100.0%
NJSUMR100	NJ	08884	Banking Center w/o Motor Bank	5,355	17,132	31.3%
NJTILR000	NJ	08225	Banking Center w/o Motor Bank	5,735	15,972	35.9%
NMAMA-000	NM	88001	Banking Center w/ Motor Bank	5,102	9,203	55.4%
NMLASC076	NM	88001	Office Space	—	3,985	0.0%
NMLASC080	NM	88004	Parking Lot	—	0	n/a
NMSANF010	NM	87501	Remote Motor Bank	6,340	6,340	100.0%
NMSANF200	NM	87501	Banking Center w/o Motor Bank	16,618	31,054	53.5%
NVLASV030	NV	89104	Operations Center	103,911	148,068	70.2%
NVREN0030	NV	89431	Operations Center	21,018	40,343	52.1%
NY168S000	NY	11432	Banking Center w/o Motor Bank	10,240	10,240	100.0%
NY333P000	NY	11793	Banking Center w/o Motor Bank	6,090	10,875	56.0%
NY575B030	NY	12207	Operations Center	111,693	111,693	100.0%
NYBROR076	NY	11747	Office Space	9,502	16,399	57.9%
NYCUTM020	NY	11021	Remote ATM	126	126	100.0%
NYEASA076	NY	14638	Office Space	55,067	99,921	55.1%
NYEASP000	NY	11561	Banking Center w/o Motor Bank	4,921	9,923	49.6%
NYGENS076	NY	13502	Office Space	35,379	75,607	46.8%
NYGENS176	NY	13021	Office Space	23,710	39,135	60.6%
NYGRAA100	NY	11510	Banking Center w/o Motor Bank	7,496	11,694	64.1%
NYHEM-076	NY	11552	Office Space	37,041	37,041	100.0%
NYHEMA000	NY	11565	Banking Center w/o Motor Bank	5,917	11,062	53.5%
NYHEMT000	NY	11554	Banking Center w/o Motor Bank	6,709	10,701	62.7%
NYHEMT200	NY	11756	Banking Center w/o Motor Bank	10,511	10,511	100.0%
NYJAMS080	NY	12201	Parking Lot	1	1	n/a
NYMERA076	NY	11566	Office Space	7,646	19,410	39.4%
NYMIDN000	NY	11021	Banking Center w/o Motor Bank	9,090	9,948	91.4%
NYSTAS076	NY	12305	Office Space	18,893	80,372	23.5%
NYSTAS176	NY	12201	Office Space	91,963	161,316	57.0%
NYSTAS276	NY	12205	Office Space	—	5,878	0.0%
NYTHIS076	NY	14301	Office Space	8,093	18,273	44.3%
NYTRAR030	NY	14224	Operations Center	88,938	88,938	100.0%
OKBROA000	OK	74012	Banking Center w/ Motor Bank	5,787	11,120	52.0%
OKCAT-000	OK	74015	Banking Center w/ Motor Bank	5,502	11,440	48.1%
OKENI-000	OK	73701	Banking Center w/ Motor Bank	3,722	7,395	50.3%
OKFOUC000	OK	73112	Banking Center w/ Motor Bank	13,945	19,903	70.1%
OKNORP076	OK	74106	Banking Center -Retail	6,650	47,280	14.1%
OKTULS000	OK	74147	Banking Center w/ Motor Bank	8,015	13,617	58.9%
OKWES-000	OK	74105	Banking Center w/ Motor Bank	4,477	8,734	51.3%
ORGRAP100	OR	97526	Banking Center w/ Motor Bank	8,705	20,207	43.1%
ORGRE-000	OR	97030	Banking Center w/ Motor Bank	6,687	10,688	62.6%
ORPAR-000	OR	97220	Banking Center w/ Motor Bank	7,925	14,219	55.7%
ORRED-000	OR	97756	Banking Center w/ Motor Bank	4,282	5,719	74.9%
PABLAM030	PA	19044	Operations Center	97,123	97,123	100.0%

Exhibit A·1
Master Lease Agreement
List of Properties, Leased Premises, and Occupancy Percentages

Project ID	State	Zip	Property Type	Leased Premises	Total SF	Occupancy Percentage
PABUSA100	PA	19115	Banking Center w/o Motor Bank	12,114	12,114	100.0%
PAEAST100	PA	19067	Banking Center w/o Motor Bank	6,920	14,633	47.3%
RIDUPD076	RI	02907	Office Space	139,124	175,785	79.1%
RIPOSR076	RI	02852	Office Space	9,673	22,582	42.8%
SCFLOM000	SC	29501	Banking Center w/ Motor Bank	5,674	11,075	51.2%
SCGREM100	SC	29646	Banking Center w/ Motor Bank	6,522	16,136	40.4%
SCHILH000	SC	29928	Banking Center w/ Motor Bank	8,357	15,887	52.6%
SCROCH300	SC	29730	Banking Center w/ Motor Bank	13,672	18,879	72.4%
SCSPAM000	SC	29302	Banking Center w/ Motor Bank	14,173	19,810	71.5%
TNCLAM000	TN	37040	Banking Center w/ Motor Bank	8,312	21,009	39.6%
TNCLAM081	TN	37040	Parking Lot	—	0	n/a
TNCOLM000	TN	38401	Banking Center w/ Motor Bank	5,212	10,380	50.2%
TNLEB-000	TN	37087	Banking Center w/ Motor Bank	6,557	12,237	53.6%
TNOAKR000	TN	37830	Banking Center w/ Motor Bank	8,866	20,016	44.3% I
TNOAKR080	TN	37830	Parking Lot	—	1	n/a
TXBEA-010	TX	77702	Remote Motor Bank	7,224	7,224	100.0%
TXBEA-080	TX	77702-1935	Parking Lot	1	1	n/a
TXCAMW000	TX	75116-2799	Banking Center w/ Motor Bank	4,162	7,498	55.5%
TXCAMW080	TX	75116-2799	Parking Lot	1	1	n/a
TXCAMW081	TX	75116-2799	Parking Lot	1	1	n/a
TXCAMW082	TX	75116-2799	Parking Lot	1	1	n/a
TXHAR-000	TX	78221-1336	Banking Center w/o Motor Bank	7,449	15,526	48.0%
TXHAR-010	TX	78221-1336	Remote Motor Bank	1,156	1,156	100.0%
TXNED-000	TX	77627	Banking Center w/o Motor Bank	5,350	14,351	37.3%
TXNED-010	TX	77627	Remote Motor Bank	2,381	2,381	100.0%
TXNORH000	TX	78217-2197	Banking Center w/ Motor Bank	8,024	8,024	100.0%
TXNORH010	TX	78233	Remote Motor Bank	—	8,305	0.0%
TXNORH050	TX	78217-2106	Vacant Land	—	0	n/a
TXSHOC100	TX	78703	Banking Center w/ Motor Bank	3,767	6,548	57.5%
TXSTE-200	TX	77065	Banking Center w/ Motor Bank	9,647	15,150	63.7%
TXUVA-000	TX	78801-5639	Banking Center w/ Motor Bank	5,051	12,484	40.5%
TXUVA-080	TX	78801-5639	Parking Lot	—	1	n/a
TXWICF010	TX	76301-6826	Remote Motor Bank	1,686	1,686	100.0%
TXWICF083	TX	76301-6826	Parking Lot	1	1	n/a
TXWICF100	TX	76308	Banking Center w/ Motor Bank	11,085	16,722	66.3%
VAABI-000	VA	24210	Banking Center w/ Motor Bank	6,057	10,194	59.4%
VACENS000	VA	22150	Banking Center w/ Motor Bank	6,459	20,326	31.8%
VACOLR000	VA	23666	Banking Center w/ Motor Bank	8,765	16,440	53.3%
VAFAIC000	VA	22030	Banking Center w/o Motor Bank	20,034	20,034	100.0%
VAORA-000	VA	22960	Banking Center w/ Motor Bank	6,715	13,167	51.0%
VAROBB000	VA	23220	Banking Center w/ Motor Bank	12,832	19,147	67.0%
WABAL-000	WA	98107	Banking Center w/ Motor Bank	8,839	15,815	55.9%
WACAM-000	WA	98607	Banking Center w/ Motor Bank	4,048	8,793	46.0%
WACLA-000	WA	99403	Banking Center w/ Motor Bank	8,806	8,806	100.0%
WAEDM-000	WA	98020	Banking Center w/ Motor Bank	7,933	11,596	68.4%
WAGRE-000	WA	98103	Banking Center w/ Motor Bank	7,489	12,216	61.3%
WAIND-000	WA	98134	Banking Center w/ Motor Bank	6,269	16,611	37.7%
WAKEN-100	WA	99336	Banking Center w/ Motor Bank	10,121	13,536	74.8%

Exhibit A·1
Master Lease Agreement
List of Properties, Leased Premises, and Occupancy Percentages

Project ID	State	Zip	Property Type	Leased Premises	Total SF	Occupancy Percentage
WALYN-000	WA	98264	Banking Center w/ Motor Bank	4,800	8,676	55.3%
WALYN-080	WA	98264	Parking Lot	1	1	n/a
WAPORT000	WA	98368	Banking Center w/o Motor Bank	5,485	10,157	54.0%
WAQUI-000	WA	98848	Banking Center w/ Motor Bank	4,414	8,897	49.6%
WASEQ-000	WA	98382	Banking Center w/ Motor Bank	8,866	13,350	66.4%
WAWENV000	WA	98801	Banking Center w/ Motor Bank	9,347	16,290	57.4%
XYZ000000				34,891		100.0%

			Total	4,084,694	5,746,742

Properties Sold
NJCARC176	NJ	08543	Office Space	42,082	129,620	32.5%
NYBROH076	NY	11747	Office Space	35,816	258,214	13.9%
NYBROH080	NY	11747	Parking Lot	—	1	n/a
NYHEMA076	NY	11552	Office Space	30,381	68,828	44.1%
NYHEMA080	NY	11552	Parking Lot	—	1	n/a
PATOUD076	PA	19044	Office Space		84,423	0.0%

			Total	108,280	541,087

EXHIBIT B

Amended and Restated Schedule 1 to Master Lease Agreement

Annual Basic Rent Factor Table

Lease Year	Annual Basic Rent Factor	Increase Factor
1 (mos. 1-9)	$9.45
1 (mos. 10-12)	$8.65
2-5	$6.80
6-10	$6.90	1.015
11-15	$7.00	1.015
16-20	$7.70	1.100
21-25	$8.09	1.050
26-30	$8.49	1.050
31-35	$8.91	1.050
36-40	$9.36	1.050
41-45	$9.83	1.050
46-50	$10.32	1.050
51-55	$10.84	1.050
56-60	$11.38	1.050
61-65	$11.95	1.050
66-70	$12.54	1.050
71-75	$13.17	1.050
76-80	$13.83	1.050
81-85	$14.52	1.050
86-90	$15.25	1.050
91-95	$16.01	1.050
96-100	$16.81	1.050